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                                                                    EXHIBIT 10.9

****CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                  CONFIDENTIAL
                  AMENDED AND RESTATED ANCHOR TENANT AGREEMENT

         This Amended and Restated Anchor Tenant Agreement (this "Agreement"), dated July 23, 1999 (the Amendment Date) but effective as of October 1, 1998 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and The Knot, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 462 Broadway 6th Floor, New York, New York 10013 (each a "Party" and collectively the "Parties").

                                  INTRODUCTION

         The Parties entered into an Anchor Tenant Agreement effective as of October 1, 1998 (the "Prior Agreement") and subsequently determined that it would be mutually beneficial to broaden the relationship contemplated thereby. Accordingly, the Parties have entered into this Agreement which supersedes the Prior Agreement. AOL and ICP each desires that AOL provide access to the ICP Internet Site, the Online Area and the other ICP Programming, subject to the terms and conditions set forth in this Agreement. Defined terms used but not otherwise defined in this Agreement shall be as defined on Exhibit B attached hereto.

                                      TERMS

1.       DISTRIBUTION; PROGRAMMING

         1.1 PROGRAMMING AND DISTRIBUTION. Beginning on a mutually agreed upon date(s) after the Amendment Date, AOL shall provide ICP with the promotions and reserved programming areas set forth on Exhibit A-1. The promotions and reserved programming areas described on Exhibit A-1 and any other promotions provided by AOL to ICP shall be referred to as the "Promotions." Subject to ICP's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing ICP comparable promotional or programming placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with ICP to provide ICP, as its sole remedy, a comparable promotional or programming placement. Except to the extent expressly described herein, the exact form, placement and nature of the Promotions shall be determined by AOL in it's reasonable editorial discretion. ICP shall comply with the programming requirements and provide the Content set forth on Exhibit A and AOL's provision of Promotions in connection with any particular AOL Property shall be conditioned upon ICP's compliance with the programming requirements and provision of the Content set forth on Exhibit A-1 for such AOL Property.

         1.2 ONLINE AREA AND OTHER CONTENT. ICP shall work diligently to develop, implement and maintain the Online Area and the other ICP Programming, which shall consist of the Content described on Exhibit A-2 hereto (the "Programming Plan"). ICP shall produce the Online Area using AOL's "Rainman" forms, in the case of the AOL Service, or using other technology designated by AOL and shall develop the design of the Online Area and other ICP Programming in consultation with AOL and in accordance with any standard design and content publishing guidelines provided to ICP by AOL (including, without limitation, any HTML publishing guidelines). The ICP Internet Site shall consist of the Content described on the Programming Plan. ICP shall not authorize or permit any third party to distribute any Content of ICP through the AOL Network absent AOL's prior written approval; provided, however, that ICP shall not be deemed to have violated this provision as a result of Content in third party areas which either (a) promotes the Wedding subchannel or the Online Area or (b) is wedding-related Content and contextually relevant to the Content in such third party area. The inclusion of any additional Content for distribution through the AOL Network (including, without limitation, any features, functionality or technology) not

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                  expressly described on Exhibit A-2 shall be subject to AOL's prior written approval. Each screen of the Online Area which is linked to from the main screen of the Weddings Area shall contain a promotional link back to the main screen of the Weddings Area; the form and content of such link shall be mutually agreed upon by the Parties.

         1.3 LICENSE. ICP hereby grants AOL a nonexclusive worldwide license to use, market, license, store, distribute, reproduce, display, adapt, communicate, perform, transmit, and promote the ICP Internet Site, the ICP Programming and the Licensed Content (or any portion thereof) through the AOL Network as AOL may determine in its sole discretion, including without limitation the right to integrate Content from the ICP Internet Site and/or ICP Programming by linking to specific areas thereon, provided that the link to any such Content on the AOL Network shall conform to the specifications of an ICP Presence; provided, however, that if ICP gives AOL written notice [****] to a particular [****] or [****] of the Licensed Content (including the ICP Programming) by AOL [****] of the AOL Properties listed on Exhibit A-1 or any co-branded versions thereof and stating a reasonable basis for such [****], AOL shall take action reasonably promptly to [****] such [****] or [****] such [****]; provided, further, that if ICP exercises such right more than [****] (provided, that any subsequent [****] by ICP to a particular use [****] previously [****] to shall not count as a subsequent exercise of such right), AOL shall have the right, at its option, to terminate this Agreement by giving ICP written notice thereof. In the event of such termination during a quarter in which ICP has made a quarterly installment of the carriage fee set forth in section 1.5 applicable to such quarter, AOL shall have the option of (i) making the termination effective as of the end of such quarter or, subject to AOL's right to offset any and all amounts due from ICP to AOL hereunder, to refund a pro rata portion of the carriage fee (i.e., quarterly installment paid by ICP applicable to such quarter divided by the number of days in such quarter multiplied by the number of days after termination remaining in such quarter).

         1.4      OTHER INTERACTIVE AREAS.

                  1.4.1 AOL Approval. ICP shall not be permitted to establish any "pointers" or links between the ICP Programming and any other area on or outside of the AOL Network, including, without limitation, sites on the World Wide Web portion of the Internet, other than temporary editorial links to contextually relevant Content and links described on Exhibit A-2, without the prior written approval of AOL. In addition, AOL may restrict its approval (at any time) to specific portions of Content, Products, or functionality within a Linked Interactive Site. In such case, establishment of the link from the ICP Programming to the Linked Interactive Site will be subject to mutual agreement of the Parties regarding the means by which access will be restricted to the approved portions of the Linked Interactive Site. All Content linked to from ICP Programming, whether or not such links require (or receive) AOL approval, shall be subject to the terms of this Agreement. Any Linked Interactive Site which is (a) described on Exhibit A-2, (b) permanently linked to any ICP Programming, or (c) contains Content which is material to the ICP Programming (e.g. contains a material amount of Content addressing a material topic of such ICP Programming, receives a material amount of AOL Member traffic, or is promoted prominently within such ICP Programming) shall conform to AOL's technical specifications and guidelines, including the Operating Standards set forth on Exhibit F.

                  1.4.2 Management. ICP shall design, create, edit, manage, review, update, and maintain the ICP Internet Site, ICP Programming and the Licensed Content in a timely and professional manner and in accordance with the terms of this Agreement and shall keep the Licensed Content current, accurate and well-organized. ICP shall ensure that the Licensed Content within the ICP Internet Site and ICP Programming is equal to or better

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                           than the Content distributed by ICP through any other
                           ICP Interactive Site in all material respects, including without limitation, quality, breadth, timeliness, functionality, features, prices of products and services and terms and conditions, except (a) to the extent inclusion of such Content would otherwise violate this Agreement, (b) as otherwise expressly stated on Exhibit A-2, and (c) to the extent AOL does not approve or accept the inclusion of, or requests specific changes to, additional Content necessary to comply with this sentence. Except as specifically provided for herein, AOL shall have no obligations of any kind with respect to the ICP Internet Site or ICP Programming. ICP shall be responsible for any hosting or communication costs associated with the ICP Internet Site and ICP Programming (including any Linked Interactive Sites), including, without limitation, the costs associated with (i) any agreed-upon direct connections between the AOL Network and the ICP Internet Site or ICP Programming (including the dedicated line for the remote managed gateway) or
                           (ii) a mirrored version of the ICP Internet Site. Any Linked Interactive Sites shall be subject to the license set forth in Section 1.2 above. ICP will permit AOL Members to access and use any ICP Interactive Site free of charge during the Term. AOL Members shall not be required to go through a registration process (or any similar process) in order to access and use the ICP Internet Site, ICP Programming (including any Linked ICP Interactive
                           Site) or the Licensed Content, other than in order to register within ICP's gift registry and the tools and services described on Exhibit A-2 as requiring a registration process, and such registration processes shall be no more burdensome than the registration process utilized by ICP on any other ICP Interactive Site or for non-AOL Members. During the Term and for the [****] period after the expiration or termination thereof, ICP shall allow AOL Members to access and use any ICP Interactive Site on terms and conditions no less favorable than the terms and conditions available to other users of such ICP Interactive Site. In the event ICP fails to comply with any material term of this Agreement, including without limitation ICP's obligations under this
                           Section 1.4 or its promotional obligations under
                           Section 2 and such failure continues beyond two (2) business days after written notice thereof, AOL will have the right (in addition to any other remedies available to AOL hereunder) to decrease the promotion it provides to ICP hereunder and/or to decrease or cease any other contractual obligation of AOL hereunder until such time as ICP corrects its non-compliance, in which event AOL will be relieved of the proportionate amount of any promotional commitment made to ICP by AOL hereunder corresponding to such decrease in promotion.

         1.5 CARRIAGE FEE. On or before each of [****] ICP shall pay AOL [****]. Thereafter, ICP shall pay AOL [****] [****] on or before each of [****] of each year during the Term; provided, however, if ICP elects to continue the [****] set forth on Exhibit A-1.A after the end of the second year of the Term, ICP shall pay AOL an additional carriage fee of [****] per quarter thereafter.

         1.6 MEMBER BENEFITS. ICP will promote through the ICP Internet Site and/or ICP Programming any special or promotional offers made available by or on behalf of ICP through any ICP Interactive Site or any other distribution channel. In addition, ICP shall promote through the ICP Internet Site and/or ICP Programming special offers exclusively available to AOL Members ("AOL Exclusive Offers") (e.g., 10% off purchases in ICP's Wedding gift registry store). ICP shall, at all times, feature at least [****] AOL Exclusive Offer for AOL Members (except as otherwise mutually agreed upon by the Parties). The AOL Exclusive Offer made available by ICP shall provide a substantial member benefit to AOL Members, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. ICP will provide AOL with reasonable prior notice of AOL Exclusive Offers and other special offers so that AOL can, in its editorial discretion, market the availability of such offers.


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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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         1.7      PREMIER STATUS.

                  1.7.1 (a) AOL Service. So long as ICP is in compliance with this Agreement, ICP shall be the only third party receiving continuous promotion on the main screen of the Weddings subchannel (or any specific successor thereof) of the AOL Service (the "Weddings Area"), for [****] covering the entire spectrum of topics directly related to [****]. In addition, so long as ICP is in compliance with this Agreement, AOL will not enter into an arrangement with a third party to provide a [****] area within the [****] exclusively dedicated to covering the entire spectrum of topics directly related to [****]. So long as ICP is in compliance with this Agreement, the Weddings Area shall be the primary comprehensive programming area on the AOL Service that is dedicated to covering the entire spectrum of topics directly related to [****]; provided, however, that this sentence shall not be construed to limit or otherwise affect AOL's editorial discretion within the Weddings Area (e.g. to influence the overall programming plan of, limit the Content that AOL may program into, or to require AOL to include certain Content within, the Weddings
                           Area).

                           The entities set forth in Exhibit H are [****] Providers covering the entire spectrum of topics related to [****] that ICP represents are [****] of ICP (the "ICP Competitors"). With respect to the ICP Competitors, so long as ICP is in compliance with all material terms of this Agreement, ICP will be the [****] third-party Weddings-Only Content Provider providing permanent Weddings-Only Content and programming which covers the entire spectrum of topics related to weddings on the AOL Service [****] with the exception of wedding registries ("Exclusivity"). ICP may provide AOL with an updated list of ICP Competitors ("Competitor List") from time to time; provided, however, that Oxygen Media, Inc., Women.com Network, and iVillage, Inc. (and their respective properties and affiliates) shall not be deemed ICP Competitors in any event and this [****] shall not prevent AOL from entering into contracts or relationships with [****] Providers who are not on the [****] (a) prior to AOL entering into such contract or relationship or (b) in the case of ICP Competitors added to the Competitor List subsequent to the execution of this Agreement, prior to AOL entering into negotiations regarding such contract or relationship. ICP acknowledges that AOL does not control the Content which appears within third party content areas on the AOL Service or on interactive sites linked to from the AOL Service; provided, that AOL agrees that it will not [****] of the [****] by [****] an ICP Competitor permanently within the AOL Service on [****] which [****] an ICP Competitor (such as, by way of example, permanently placing within the AOL Service a button or banner which reads [****]).

                           In addition, AOL shall not sell or license advertisements to [****] to appear specifically within the editorial and Rainman pages created by ICP as described in Section B.1 of Exhibit A-2 (collectively, the "Editorial Packages"); provided that this restriction shall not apply to "run of service", "run of channel" or other non-targeted advertising packages.

                           (b) AOL.com. After the Amendment Date, so long as ICP is in compliance with this Agreement, (i) the Plan Your Wedding Time Saver (or its successor) shall be the primary comprehensive programming area on AOL.com that is dedicated to covering the entire spectrum of topics directly related to [****]; provided, however, that this sentence

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                           shall not be construed to limit or otherwise affect
                           AOL's editorial discretion within the Plan Your Wedding Time Saver (e.g. to influence the overall programming plan of, limit the Content that AOL may program into, or to require AOL to include certain Content within, the Plan Your Wedding Time Saver) and
                           (ii) ICP shall have the premier programming rights in the Plan Your Wedding Time Saver described in Exhibit A-1.

                           (c) Netscape. After the Amendment Date, so long as ICP is in compliance with this Agreement, the Weddings Index Page shall be the primary comprehensive programming area on Netscape Netcenter that is dedicated to covering the entire spectrum of topics directly related to [****]; provided, however, that this sentence shall not be construed to limit or otherwise affect AOL's editorial discretion within the Weddings Index Page (e.g. to influence the overall programming plan of, limit the Content that AOL may program into, or to require AOL to include certain Content within, the Weddings Index Page) and
                           (ii) ICP shall have the premier programming rights on the Weddings Index Page described in Exhibit A-1.

                           (d) CompuServe. After the Amendment Date, so long as ICP is in compliance with this Agreement, the Weddings Department of the CompuServe Service (the "Wedding Department") shall be the primary comprehensive programming area on the CompuServe Service that is dedicated to covering the entire spectrum of topics directly related to [****]; provided, however, that this sentence shall not be construed to limit or otherwise affect AOL's editorial discretion within the Weddings Department (e.g. to influence the overall programming plan of, limit the Content that AOL may program into, or to require AOL to include certain Content within, the Weddings Department) and (ii) ICP shall have the premier programming rights on the Weddings Department main screen described in Exhibit A-1.

                           (e) AOL Hometown. After the Amendment Date ICP will be a primary third party (non-AOL Affiliate) provider of Content directly related to weddings within the "Wedding" department of Hometown AOL (or any specific successor thereof) expressly promoted by AOL on a continuous basis in AOL Hometown as specified herein.


                  1.7.2 Notwithstanding the foregoing, (and without limiting any actions which may be taken by AOL without violation of ICP's rights hereunder), no provision of this Agreement shall limit AOL's ability (on or off the AOL Network) to (i) undertake activities or perform duties pursuant to existing arrangements with third parties (or pursuant to any agreements to which AOL becomes a party subsequent to the Effective Date as a result of Change of Control, assignment, merger, acquisition or other similar transaction); provided, however, that [****] that, to [****], as of the Effective Date it is [****] with [****] that would [****] to [****] of Section 1.7.1 in any [****];
                           provided, further that in the event of [****] of the [****] and a [****] of Section 1.7.1, ICP shall have the right, [****], written notice ([****] in reasonable [****] and the [****] of Section 1.7.1) if [****] does [****] the [****] of Section 1.7.1 that is the [****] of such [****]; (ii) advertise, promote or market, or sell advertising or promotions to, any third party Weddings-Only Content Provider, including without limitation the ICP Competitors, or for any wedding-related products or services, including wedding registries; provided that, AOL will not directly guarantee promotions or advertisements for [****] on the [****] main screen (other than registries), but AOL shall not be deemed to have breached this provision by providing such promotions and advertisements on the [****] main screen on a ROS (i.e., run of service) basis so long as AOL [****] any ROS promotions or advertisements for

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                           [****] from the [****] main screen within [****]
                           after AOL receives written notice from ICP thereof,
                           (iii) create contextual links to wedding-related Content or editorial commentary on wedding-related topics; or (iv) enter into arrangements with third parties, including [****], to provide programming and/or marketing areas dedicated to particular wedding-related topics (such as, without limitation, local wedding services, honeymoons, engagement rings, financial planning, etc.); provided that, in connection with such arrangements, AOL shall not guarantee promotions for any [****] on the [****] main screen other than as provided in subparagraph 1.7.2(ii).

                  1.7.3 AOL shall have the right to terminate AOL's commitments set forth in Section 1.7.1 and ICP's programming rights described on Exhibit A, in whole or in part, if ICP is not one of [****] dedicated to wedding-related topics and/or the Content on the ICP Programming is not commensurate with such market position, as determined by evaluating ICP, the ICP Internet Site and/or the ICP Programming, as a whole, based on relevant criteria including the following:
                           (a) based on a mutually-approved (which approval shall not be unreasonably withheld or delayed) cross-section of third-party reviewers who are recognized authorities in such market and (b) with respect to all material quality averages or standards in such industry, including each of the following:
                           (i) scope and quality of Content, (ii) scope, selection and pricing of products and services, (iii) quality and brands of products and services, (iv) customer service and fulfillment associated with the marketing and sale of products and services and (v) user traffic, as measured by page views, and audience reach, as measured by share or percentage of Internet online users as reported by Media Metrix or similar organization reasonably determined by AOL.

2. PROMOTION. Each Party shall cooperate with and reasonably assist the other Party in supplying material for marketing and promotional activities. ICP shall perform the promotional obligations set forth on Exhibit E attached hereto.

3.       REPORTING; PAYMENT.

         3.1 USAGE AND OTHER DATA. AOL shall make available to ICP a monthly report specifying for the prior month aggregate usage and Impressions with respect to ICP's presence on the AOL Network, which are similar in substance and form to the reports provided by AOL to other content partners similar to ICP. ICP will supply AOL with quarterly (or monthly upon request by AOL) reports which reflect total impressions by AOL Members to the ICP Internet Site and any Linked ICP Interactive Site during the prior month, total impressions by all users to the ICP Internet Site and any Linked ICP Interactive Site during the prior month and the number of and dollar value associated with the transactions involving AOL Members and aggregated registration information (which shall be considered Confidential Information) obtained from AOL Members at the ICP Internet Site or Linked ICP Interactive Site during the period in question. ICP represents that all URLs related to the ICP Internet Site are listed on Exhibit A-2 and ICP shall provide AOL with an update of such list promptly upon any change thereto. ICP shall provide detailed information to AOL regarding (i) AOL Advertisements sold by ICP or its agents and (ii) any advertising or paid promotional activity on the ICP Internet Site and any Linked ICP Interactive Sites. AOL shall provide detailed information to ICP regarding any AOL Advertisements sold by AOL or its agents which give rise to Advertising Revenues. In reporting any advertising arrangement, each Party shall indicate the name of the advertiser, the terms of the advertising arrangement and the amount paid (or to be paid) to the Party or its agents.


         3.2 PROMOTIONAL COMMITMENTS. ICP shall provide to AOL a quarterly report documenting its compliance with any promotional commitments it has undertaken pursuant to this Agreement in the form attached as Exhibit E hereto.

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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         3.3      PAYMENT SCHEDULE. Except as otherwise specified herein, each
                  Party agrees to pay the other Party all amounts received and owed to such other Party as described herein on a quarterly basis within sixty (60) days of the end of the quarter in which such amounts were collected by such Party. The first quarter for which payment is to be made shall (i) begin on the first day of the month following the month of execution of this Agreement and (ii) include the portion of the month of execution following the Effective Date (unless this Agreement was executed on the first day of a month, in which case the quarter shall be deemed to begin on the first day of such month).

         3.4 WIRED PAYMENTS. All payments by ICP hereunder shall be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [****], or such other account of which AOL shall give ICP written notice.

4.       ADVERTISING AND MERCHANDISING

         4.1 ADVERTISING SALES. AOL owns all right, title and interest in and to the advertising and promotional spaces within the AOL Network (including, without limitation, advertising and promotional spaces on any AOL forms or pages preceding or framing the ICP Internet Site, ICP Programming, any AOL pages on which ICP Programming resides and the Editorial Packages); provided that ICP shall retain all right, title and interest in and to the Licensed Content subject to the license set forth in this Agreement. The specific advertising inventory within any AOL forms or pages shall be as reasonably determined by AOL. AOL shall have the exclusive right, but not the obligation, to sell or license Products and Advertisements through each Community Center (as defined in Exhibit A). AOL hereby grants ICP the right to license or sell promotions, advertisements, links, pointers or similar services or rights ("Advertisements") through the Online Area ("AOL Advertisements"), subject to AOL's approval for each AOL Advertisement.

         4.2 ADVERTISING POLICIES. Any AOL Advertisements sold by ICP or its agents shall be subject to AOL's then-standard advertising policies, and ICP shall not sell an AOL Advertisement in a category in which AOL or the applicable AOL Property has an [****] (or other similarly [****]) relationship with a third party. ICP shall not sell an AOL Advertisement to any other Interactive Service; [****] that ICP may sell an AOL Advertisement for a wedding-related product or service of an [****], provided that such advertisement does not promote such [****] as an [****] and such AOL Advertisement, or such product or service, does not contain a direct link to any promotion or advertisement for an [****] as an [****]. ICP shall ensure that any AOL Advertisement sold by ICP complies with all applicable federal, state and local laws and regulations.

         4.3 INTERACTIVE COMMERCE. Any merchandising permitted hereunder through the ICP Internet Site and/or ICP Programming (including any registries) shall be subject to (i) the then-current requirements of AOL's merchant certification program, (ii) AOL's standard terms and conditions applicable to its interactive marketing partners, (iii) prior approval by AOL of all products, goods and services to be offered through the ICP Internet Site or the ICP Programming, and (iv) ICP will take all reasonable steps necessary to conform its promotion and sale of Products through the ICP Internet Site and ICP Programming to the then-existing technologies identified by AOL which are optimized for the AOL Service including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of Products by AOL Members through the ICP Internet Site. ICP shall not conduct any merchandising through the ICP Programming through auctions, fee-based clubs or any method other than a direct sales format or a wedding registry without AOL's prior written consent, nor shall ICP promote any auctions or fee-based clubs on the ICP Programming; provided, however, that ICP may promote its existing [****] through the ICP Weddings Main Screen Space. In addition, ICP shall not, through the ICP Programming, (i) offer any Products on behalf of a third party by linking to such third party's site,

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
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         (ii)     establish any merchandising area or registry in the format of a "shopping mall" or an aggregation of third party stores or Products, or (iii) otherwise promote or advertise any third party engaged in the activities described in clauses (i) or
                  (ii) of this sentence, in each case without AOL's prior written consent. AOL hereby approves the offer, sale or license of all Products in the categories set forth in Exhibit I subject to AOL's continuing right to withdraw or restrict its approval if the offer, sale or license of any Product(s) or category(ies) of Products would violate AOL's contractual commitments to third parties. ICP shall provide AOL with detailed quarterly reports in mutually agreed upon form detailing all transactions on the Online Area. ICP shall give AOL commerce and merchandising partners a preferential opportunity in connection with any merchandising or commerce arrangements that ICP desires to enter into on the ICP Internet Site and/or ICP Programming.

5.       CUSTOMIZED ICP PROGRAMMING AND ICP INTERNET SITE

         5.1 PERFORMANCE. ICP shall optimize all ICP Programming and the ICP Internet Site for distribution hereunder according to AOL specifications and guidelines (including, without limitation, any HTML publishing guidelines) and the Operating Standards set forth on Exhibit F attached hereto.

         5.2 CUSTOMIZATION. ICP shall customize all ICP Programming and the ICP Internet Site for AOL Members as follows:

                      (a) ICP shall customize and co-brand the ICP Internet Site for distribution over certain AOL Properties as more particularly described on Exhibit A-1. The customization and co-branding described in Exhibit A-1 represents the manner in which AOL currently contemplates that such customization and co-branding will appear. ICP shall make any reasonable changes to the customization and/or co-branding requirements of any AOL Property that may occur during the Term.

                      (b) ICP shall ensure that AOL Members accessing the ICP Programming or linking to the ICP Internet Site do not receive advertisements, promotions or links (i) for any Interactive Service or (ii) in violation of the applicable AOL Property's then-standard advertising policies. ICP shall ensure that AOL Members accessing the ICP Programming or linking to the ICP Internet Site do not receive advertisements, promotions or links in a category in which AOL or the applicable AOL Property has an [****] another [****] to a third party; provided, however, that if ICP is in violation of the terms of this Section 5.2(b) due to AOL's failure to inform ICP of such category and such violation is not willful or repeated, then AOL's [****] shall [****] require that ICP promptly (within two
                      (2) business days) [****] any such [****], or [****] (or
                      otherwise [****] of [****]).

                      (c) ICP shall provide continuous navigational ability for AOL Members to return to an agreed-upon point on the applicable AOL Property (for which AOL shall supply the proper address) from ICP Internet Site or ICP Programming (e.g., the point on the applicable AOL Property from which such site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format. ICP shall ensure that navigation back to the AOL Network from the ICP Internet Site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by ICP through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device. Rather, such AOL traffic shall be pointed directly back to the AOL Network as designated by AOL.

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
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                      (d) Upon AOL's request, ICP shall use AOL's tools and
                      technology for all community-related utilities and functionality (including, without limitation, chat, message boards, and web page community services such as AOL Hometown) within ICP Programming and the ICP Internet Site and any registration or similar processes permitted hereunder (once AOL's registration tools become available) to the extent technically feasible and to the extent such tools and technology can be integrated in a substantially similar manner as ICP's current tools in terms of user experience.

         5.3 LINKS ON ICP INTERNET SITE. The Parties will work together on mutually acceptable links (including links back to AOL) within the ICP Internet Site in order to create a robust and engaging AOL member experience. ICP shall take reasonable efforts to ensure that AOL traffic is generally either kept within the ICP Internet Site or ICP Programming or channeled back into the AOL Network. To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, links from the ICP Internet Site or ICP Programming cause an excessive amount of AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then ICP shall immediately reduce the number of links out of such site(s). In the event that ICP cannot or does not so limit diverted traffic from such site, AOL reserves the right to terminate such links from the AOL Network to such site.

         5.4 REVIEW. ICP shall allow appropriate AOL personnel to have access to all ICP Programming and the ICP Internet Site for the purpose of reviewing such sites to determine compliance with the provisions of this Section 5.

6.       TERM, TERMINATION, SITE AND CONTENT PREPARATION, PRESS RELEASES.

         6.1. TERM. Unless earlier terminated as set forth herein, the initial term of this Agreement shall commence on the Effective Date and expire on January 6, 2003. Provided that AOL provides at least [****] to the [****] during the final year of the initial term, AOL shall have the right, at its option, to renew this Agreement for a [****] renewal term on the same terms and conditions set forth herein, by giving ICP written notice of such election not later than ninety (90) days prior to the expiration of the initial term. The Parties acknowledge that AOL may give such notice whether or not it has provided ICP with the required Impressions as of such date and AOL shall have the remainder of the final year of the initial term to provide such Impressions. If AOL [****] to provide the [****] by the end of the final year of the initial term, AOL's right to renew this Agreement shall be null and void notwithstanding that AOL may have provided written notice of its election to renew this Agreement. Upon the expiration of the term of this Agreement without renewal by AOL, or upon the earlier termination of this Agreement, AOL shall have the right, at its option, [****] to [****], to use one or more ICP trademarks or tradenames as keywords and/or text-based links from the AOL Network to any ICP Interactive Site. Upon the expiration or earlier termination (other than by reason of a material breach of this Agreement by ICP) of the term of this Agreement without renewal by AOL, AOL agrees to give notice to each AOL Member then-registered in ICP's gift registry through the AOL Service, which notice shall inform such AOL Members as to how ICP's registry can be located after such expiration or termination of this Agreement.

         6.2. AOL TERMINATION RIGHTS.(a) AOL shall have the right to terminate all of ICP's rights and AOL's obligations with respect to AOL Hometown [****] by giving ICP thirty (30) days prior written notice thereof; provided, however, that if AOL exercises such termination right and subsequently desires to include on AOL Hometown a community area devoted to comprehensive weddings content and information, then AOL shall discuss in good faith such opportunity with ICP prior to entering into a definitive written agreement with another provider thereof.

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                  (b) AOL shall have the right to terminate its obligations with respect to Netscape Netcenter, including without limitation AOL's obligations under Section 1.7.1(c) and with respect to the ICP Weddings Index Page Space (as defined on Exhibit A) at any time after the date that is [****] after the Amendment
                  Date by giving ICP written notice thereof (which notice may be given prior to the date that is [****] after the Amendment
                  Date); provided, however, if AOL exercises such termination right, AOL will provide ICP with a [****] on the Weddings
                  Index Page of Netscape Netcenter.

                  (c) AOL shall have the right to terminate its obligations with respect to the CompuServe Service, including without limitation AOL's obligations under Section 1.7.1(d) and with respect to the ICP Weddings Department Screen Space (as defined on Exhibit A) at any time after the date that is twenty-six (26) months after the Amendment Date by giving ICP written notice thereof (which notice may be given prior to the date that is [****]); provided, however, if AOL exercises such termination right, AOL will provide ICP with a [****] on the main screen of the Weddings Department of the CompuServe Service.

         6.3 TERMINATION FOR BREACH. Either Party may terminate this Agreement at any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof.

         6.4 TERMINATION FOR BANKRUPTCY/INSOLVENCY OR CHANGES IN BUSINESS. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party
                  (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

         6.5 TERMINATION OF PRIOR AGREEMENT. Effective as of the Effective Date, the Prior Agreement shall terminate and be of no further force and effect and the Parties shall have no liability for matters accruing thereunder after the Effective Date except for provisions of the Prior Agreement that expressly survive the term of the Prior Agreement.

         6.6 SITE AND CONTENT PREPARATION. ICP shall achieve Site and Content Preparation within sixty (60) days after the Amendment Date; provided that all Content required to be provided by ICP under the Prior Agreement (e.g., the Online Area) shall continue to be provided immediately upon the Amendment Date. "Site and Content Preparation" shall mean that ICP shall have completed all necessary production work for the ICP Internet Site, all ICP Programming and any other related areas or screens (including programming all Content thereon); customized and configured the ICP Internet Site, and all ICP Programming in accordance with this Agreement; and completed all other necessary work (including, without limitation, undergone all AOL site testing set forth on Exhibit F) to prepare the ICP Internet Site, all ICP Programming and any other related areas or screens to launch on the AOL Network as contemplated hereunder.

         6.7 PRESS RELEASES. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding the transactions contemplated hereunder. Notwithstanding the

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                  foregoing, either Party may issue Press Releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five
                  (5) business days prior written notice of such disclosure. The failure to obtain the prior written approval of the other Party shall be deemed a material breach of this Agreement, whereby the non-breaching Party may terminate this Agreement immediately following written notice to the other Party, and the cure provision of Section 6.2 of this Agreement shall not apply.


7. WARRANTS. ICP hereby grants to AOL a warrant (the "Warrant") representing the right for a eight (8) year period to purchase shares of ICP's Common Stock (the "Common Stock") equal to two and one-half percent (2.5%) of all of ICP's capital stock, on a fully-diluted basis, as of the Amendment Date, at a price per share equal to seven and 20/100 Dollars ($ 7.20). Upon execution of this Agreement, ICP shall issue the Warrant and will enter into a Stock Subscription Warrant on the form attached hereto as Exhibit K (the "Warrant Agreement"), which will document the grant of the Warrant hereby made to AOL. The rights, preferences and privileges of the Warrant and the Common Stock issuable upon exercise of the Warrant shall be as set forth in the Warrant Agreement. AOL shall have the right to terminate this Agreement in the event of a material breach by ICP of the Warrant Agreement that remains uncured beyond thirty (30) days following written notice thereof.



8. TERMS AND CONDITIONS. The terms and conditions set forth on the Exhibits attached hereto are hereby made a part of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.


AMERICA ONLINE, INC.                       THE KNOT, INC.


By: _________________________________      By: _________________________________

Print Name:  ________________________      Print Name: _________________________

Title: ______________________________      Title:  _____________________________

Date: _______________________________      Date:  ______________________________

                                            Tax ID/EIN#:  ______________________




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                                    EXHIBIT A

             EXHIBIT A-1: CARRIAGE PLAN AND PROGRAMMING REQUIREMENTS

A. Anchor Tenancy. ICP shall receive distribution within the AOL Service as follows: AOL shall (a) continuously and prominently place an agreed-upon ICP link, branded logo or banner (an "Anchor Tenant Button") on the Weddings Area main screen so long as AOL, in its sole discretion, maintains buttons for wedding registries on the Weddings Area main screen , which Anchor Tenant Button shall link to the Online Area, (b) provide ICP with a standard Anchor position for the first two years of the initial term, and thereafter at ICP's option for an additional [****] as set forth in Section 1.5, in (1) the Shopping Channel (or its successor on the AOL Service or AOL.com) Wedding Registries department, (2) the wedding registries area (or its successors) within the Shopping department of Netscape Netcenter, so long as ICP is entitled to premier status on Netscape Netcenter pursuant to Section 1.7.1(c), and (3) the wedding registries area (or its successors) within the Shopping Channel of the CompuServe Service, so long as ICP is entitled to premier status on the CompuServe Service pursuant to Section 1.7.1(d) (which Shopping Channels and department may, at AOL's option, be designed and developed by AOL as a single cross-platform product), (c) provide ICP with carriage on the area within the Digital City content area on the AOL Service that promotes weddings content and which is currently known as the "Wedding Guide" area; provided that, if AOL eliminates such area, AOL shall not be required to provide ICP with such carriage and ICP shall not be required to provide the DCI Promotions (as defined on Exhibit E), and
         (d) provide ICP with the keyword "Knot" together with such other of the keywords listed on Exhibit G as AOL may provide at its discretion, which keywords shall link to the Online Area. The Weddings Area will be accessible through the Romance and Womens subchannels (or any specific successor(s) thereof). The Parties agree and acknowledge that (i) AOL may, at any time, relaunch the Weddings Area, (ii) such relaunch may occur with such other or additional Content, wedding registries or areas as AOL may choose in its discretion (other than in the ICP Weddings Main Screen Space), and (iii) upon relaunch of the Weddings Area, AOL may issue press releases announcing the launch of the Weddings Area. Subject to the provisions contained herein, the AOL Keywords "Bridal", "Groom(s)", "Bride(s)", and "Wedding(s)" shall link to the Weddings Area. -

B. Reserved Programming Space. Beginning on a mutually agreed upon date(s) after the Amendment Date, AOL will provide approximately [****] of the Programmable Space for ICP to provide Content on the Weddings Area main screen (the "ICP Weddings Main Screen Space"). AOL will provide approximately [****] of the Programmable Space for ICP to provide Content on the Plan Your Wedding Time Saver main screen of AOL.com (the "ICP Wedding Time Saver Space"). AOL will provide approximately [****] of the Programmable Space for ICP to provide Content on the Weddings Index Page of Netscape Netcenter (the "ICP Weddings Index Page Space"). AOL will provide approximately [****] of the Programmable Space for ICP to provide Content on the Wedding Department main screen of the CompuServe Service (the "ICP Wedding Department Screen Space"). The main screen of the Weddings Area, the main screen of the Plan Your Wedding Time Saver on AOL.com, the Weddings Index Page on Netscape Netcenter and the main screen of the Weddings Department on the CompuServe Service are collectively referred to herein as the "ICP Programming Space Screens." The ICP Weddings Main Screen Space, the ICP Wedding Time Saver Space, the ICP Weddings Index Page Space and the ICP Wedding Department Screen Space are collectively referred to herein as the "ICP Programming Space." Within each of the ICP Programming Space Screens, AOL will provide ICP with approximately [****] of the Programmable Space "above the fold" on such screen. AOL shall provide ICP with prominent branding near the title on each of the main screen of the Plan Your Wedding Time Saver on AOL.com , the Weddings Index Page on Netscape Netcenter, the main screen of the Weddings Department on the CompuServe Service and on each page of the Editorial Packages. In the event AOL, in its sole discretion, allocates to ICP more than the aforementioned percentage of any of the aforementioned areas or screens, ICP shall program such additional space in accordance with this Agreement, including without limitation this Exhibit A.

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
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         ICP shall have programming control of the Content within the ICP
         Programming Space, provided that (i) such Content shall be subject to the terms of this Agreement, shall link solely to ICP Programming for the applicable AOL Property as described in the Programming Plan and shall be directly related to the Content described on Exhibit A, (ii) ICP shall not sell or place paid advertisements, promotions or sponsorship links, or any other branded Content (except with ICP's Marks or, subject to the terms of this Agreement, AOL's Marks), within the ICP Programming Space and no more than [****] of the ICP Weddings Main Screen Space shall contain promotions, or links for any merchandising permitted to be conducted or promoted by ICP on the ICP Weddings Main Screen Space pursuant to Section 4.3 and (iii) AOL shall retain all right, title and interest in and to, and shall have sole control over, the components of the AOL Look and Feel within the ICP Programming Space. AOL shall have sole control over the remaining Programmable Space and all Non-Programmable Space, including the exclusive right to sell advertising, select branding, marks and logos and program Content within such screens; provided that, ICP shall have the right to reasonably disapprove any Content (exclusive of advertisements, promotions and registries) from an ICP Competitor contained on AOL's portion of the Programmable Space of the Weddings Area main screen ("AOL Programmable Space") as long as such disapproval is based upon editorial redundancy and is not based upon a business or competitive reason of ICP, including but not limited to, the fact that such Content is from a Weddings-Only Content Provider and/or an ICP Competitor. AOL shall notify ICP of any Content (exclusive of advertisements , promotions and registries) from an ICP Competitor contained on the AOL Programmable Space; provided that; (i) AOL's inadvertent failure to notify ICP of such Content shall not constitute a breach of contract, and (ii) ICP shall have two (2) business days to disapprove of such Content as provided herein by written notification to AOL specifying all reasons for disapproval. If ICP reasonably disapproves of such Content as provided herein, AOL shall promptly take commercially reasonable steps to discontinue the display of such Content on the AOL Programmable Space.

C.       Customization and Co-Branding Programming Requirements:

         AOL.com: ICP shall create a version of the ICP Internet Site customized for distribution through AOL.com (the "ICP-AOL.com Site") by (x) displaying on each page of the ICP-AOL.com Site headers and footers of size and type determined by AOL and which contain both AOL.com and ICP branding, links to AOL.com, and (y) programming each page of the ICP-AOL.com Site with a co-branded domain name (i.e., theknot.aol.com or some other AOL-approved treatment). The ICP-AOL.com Site shall contain Content as described in the Programming Plan. All terms and conditions of this Agreement applicable to the ICP Internet Site shall apply to the ICP-AOL.com Site except as expressly otherwise stated.

         COMPUSERVE: ICP shall create a version of the ICP Internet Site customized for distribution through the CompuServe Service (the "ICP-CS Site") by (x) displaying framing (including headers, footers and left side navigation/menu bars) on each page of the ICP-CS Site of size and type determined by AOL and which contain, as and to the extent determined by AOL, CompuServe and ICP branding, links to the CompuServe Service, a search box and promotional spaces to be programmed/served by AOL (provided AOL agrees knot to promote ICP Competitors in such spaces), (y) programming each page of the ICP-CS Site with a co-branded domain name (i.e., theknot.compuserve.com) and (z) matching the look and feel of the CompuServe Service on the ICP-CS Site. The ICP-CS Site shall contain Content as described in the Programming Plan. All terms and conditions of this Agreement applicable to the ICP Internet Site shall apply to the ICP-CS Site except as expressly otherwise stated.

         NETSCAPE: ICP shall create a version of the ICP Internet Site customized for distribution through Netscape Netcenter (the "ICP-NS Site") by (x) displaying a "C-frame" header, footer and left-side menu bar on each page of the ICP-NS Site as well as the additional standard programming elements as set forth in the Programming Plan, with such C-frame of size and type determined by AOL with the headers and footers containing both Netscape and ICP branding, links to Netscape Netcenter, a search box and two (2) promotional spaces to be programmed/served by AOL (provided that ICP shall not be required to implement the C-frame to the extent not technically feasible, but ICP shall in any event implement the headers and

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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         footers as described above), (y) programming each page of the ICP-NS
         Site with a co-branded domain name (i.e., theknot.netscape.com or some other AOL-approved treatment) and (z) matching the look and feel of Netscape Netcenter on the ICP-NS Site.

D.       AOL Hometown:

         Within the "Wedding" department of the "Family Life" sub-category of the "Family & Home" category of AOL Hometown, ICP will be entitled to the following:

         - [****] with corporate brand or logo through the front page of the "Family & Home" category of AOL Hometown AOL, which banners link to the ICP Internet Site.

         - [****] of which may include an AOL-approved graphic (50 x 50 pixels in size) on the front page of the "Weddings" department of AOL Hometown which text-fields directly link to a Community Center.

         - [****] in size) with corporate brand or logo on the top navigation bar of the front page of the "Weddings" department, each page of the corresponding Community Center linked to from such department, and any Member Page developed within such department, which banner will link to the ICP Internet Site.

         All additional Promotions on Hometown AOL not specified herein will be determined at AOL's sole discretion.

                       EXHIBIT A-2: DESCRIPTION OF CONTENT

A.       ICP Programming.

     I.  Online Area

         1. Overview/Purpose of Site: The one stop resource that provides brides and grooms, their families and their guests the information, goods and services that they need to have the engagement, wedding, honeymoon and home that they want. From engagement, to the registry process, from the honeymoon through to the set-up of the newlywed home, The Knot provides the answers to today's couples every need.


         2. Categories of Programming:

         -- Original Content: Planning, beauty, fashion, grooms issues, wedding gowns/dresses, bridesmaids, searchable databases of gown/apparel/wedding photographers/local services/venues/planning information, wedding ceremony and reception music, relationships, honeymoon planning, romantic travel, books and book reviews, tuxedos and formalwear, diamonds, engagement, Ethnic Weddings among them Jewish/Asian/Afro-centric/ Latino and Greek, gay and lesbian weddings, religion, new home, decorating, etiquette, advice experts, gifts, registering, 2nd+ weddings, Families, Inter-weddings.

         -- Member Generated Content (e.g., chat, live events, message boards, personals and classifieds): Message boards and hosted live chat pertaining to topics described in the original content.

         -- Classifieds and listings: Not limited to but including local wedding venues, vendors and services, honeymoon destinations.

         -- Third Party Content: A broad range of wedding book authors, honeymoon books and experts, Honeymoon Magazine, wedding related content from online content providers, and other content relevant to the categories described above in original content, subject to the restrictions, terms and conditions contained in the Agreement.

         -- Update Frequency: Daily, weekly and monthly and permanent features.

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         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED
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         -- Commerce: Knot registry, Knot shop, Aloha Honeymoon Travel Auctions, subject to the restrictions, terms and conditions contained in the Agreement.

         -- Topics Covered: See the original content.

         - Games: Trivia and surveys.

         3.       Categories of Links:


         -- Permanent: sites editorially relevant to the topics described in the original content Section above. Links to co-branded and non-co-branded content areas that feature ICP content or brand. All links from Online Area subject to AOL approval and other terms and conditions contained in this Agreement.

         -- Temporary: Links to content and sites, editorially relevant to the topics described in the original content section above. All links from Online Area subject to AOL approval and other terms and conditions contained in this Agreement.

         4.       Technologies Employed: Windows NT, Perl, SQL, Java.

B.       Other ICP Programming:

AOL SERVICE PROGRAMMING PLAN:

     Partner provides: Comprehensive wedding-related content, the substantial portion of which does not require registration; provided that access to advice and functionality related to wedding planning may require registration subject to the terms of this Agreement.

--------------------------------------------------------------------------------
     SECTION 1 - GENERAL CONTENT REQUIREMENTS
--------------------------------------------------------------------------------

     The content described below will be promoted from the Weddings @ AOL screen. The topics and order of the topics below may change at AOL's discretion and approval.

     Gown of the Day

     Tool Box

     Wedding of the Week

      Plan the honeymoon
      --Advice from The Knot

     Plan the Wedding
     --Advice from The Knot



     The Knot's Bridal Gown search and Wedding Checklist will be carried on the page.

     In addition, The knot will produce 5 editorial packages and 3 Rainman screens per year as defined: Overall Requirements:

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

- The Knot will receive 60% of programming space at a minimum to be used in accordance with Section B of Exhibit A-1.

-    Create these areas within 60 days after AOL's request.

-    The look and feel will be determined and approved by AOL.

-    Promotion within the AOL Service will be determined by AOL.

-    These areas promoted by AOL and will be supported through the Knot


     5 Editorial Packages Requirements:

-    1-3 Rainman screens

-    Topics determined by AOL (e.g., Spring Entertainment) with consultation by
     ICP

-    An AOL ad banner position, size to be determined by AOL

-    Weekly updates unless another schedule is determined by AOL

-    Sponsorships, at AOL's discretion

- Unlike real estate which does not have a specific period of time, the editorial packages will run for a period of time as determined by AOL. AOL will provide ICP with the timing guidelines prior to production.


     3 Rainman Screens Requirements:

-    Topics determined by AOL (e.g., Honeymoons) with consultation by ICP

-    An AOL ad banner position, size to be determined by AOL

-    Weekly updates unless another schedule is determined by AOL

-    Sponsorships, at AOL's discretion

-    AOL will choose the content topics from topics covered by ICP


AOL.COM PROGRAMMING PLAN:

     Partner provides: Comprehensive wedding-related content, the substantial portion of which does not require registration; provided that access to advice and functionality related to wedding planning may require registration subject to the terms of this Agreement.

--------------------------------------------------------------------------------
     SECTION 1 - GENERAL CONTENT REQUIREMENTS
--------------------------------------------------------------------------------


     The Knot's content will be integrated prominently on the Plan Your Wedding Time Saver, a one-page step-by-step guide to wedding planning that can be done on the Web. The content described below will all be carried on this one page. The topics and order of the topics below may change, but The Knot's prominence on the page will not. All links from AOL.COM must go to co-branded pages, which will include AOL.com headers, footers and domain name.

     Plan your wedding budget

      --Advice from The Knot

      --Budgeteer widget from The Knot


      Choose the date for your wedding

      --Advice from The Knot


     The Guests

     --Who-to-invite advice from The Knot


      Choose a wedding site

      -- Advice from The Knot


      Choose a reception hall

      -- Advice from The Knot

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


      Wedding Etiquette

      --Advice from The Knot

      --Weekly update of The Knot's Etiquette Q & A column


      Find a photographer

      --Advice from The Knot


      Find a caterer

      --Advice from The Knot


      Plan the honeymoon

      --Advice from The Knot

     The Knot's Bridal Gown search and Wedding Checklist will be carried on the page.

     In addition, The Knot will produce 5 editorial packages and 3 HTML screens per year as defined:

     Overall Requirements:

- The Knot will receive 60% of programming space at a minimum to be used in accordance with Section B of Exhibit A-1

-    Create these areas within 60 days after AOL's request

-    The look and feel will be determined and approved by AOL.

-    Promotion within the AOL Service will be determined by AOL.

-    These areas promoted by AOL and will be supported through the Knot


     5 Editorial Packages Requirements:

-    1-3 HTML pages

-    Topics determined by AOL (e.g., Spring Entertainment) with consultation by
     ICP

-    An AOL ad banner position, size to be determined by AOL

-    Weekly updates unless another schedule is determined by AOL

-    Sponsorships, at AOL's discretion

- Unlike real estate which does not have a specific period of time, the editorial packages will run for a period of time as determined by AOL. AOL will provide ICP with timing guidelines prior to production.


     3 HTML pages Requirements:


-    Topics determined by AOL (e.g., . Honeymoons) with consultation by ICP

-    An AOL ad banner position, size to be determined by AOL

-    Weekly updates unless another schedule is determined by AOL

- Sponsorships, at AOL's discretion - AOL will choose the content topics from topics covered by ICP

--------------------------------------------------------------------------------
      SECTION 2 -  OTHER REQUIREMENTS
--------------------------------------------------------------------------------

1. Branding requirements: ICP shall host the pages of the ICP Internet Site on the following domain:
     theknot.aol.com
     In addition. ICP shall co-brand the
     pages of the ICP Internet Site with headers and footers, for code which can be found at:
     http://proto.netscape.com:8080/mega/index.html
     ID=partner, password=c0nt3nt

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


2.   Required reporting from Partner. The Knot must provide the server logs of its Web sites that contain co-branded content. It should send the logs at least weekly to an FTP site for AOL to retrieve. They should be in CERN format and should contain HTTP referrers.





COMPUSERVE PROGRAMMING PLAN:

     Partner provides: Comprehensive wedding-related content, the substantial portion of which does not require registration; provided that access to advice and functionality related to wedding planning may require registration subject to the terms of this Agreement.

-------------------------------------------------------------------------------
     SECTION 1 - GENERAL CONTENT REQUIREMENTS
-------------------------------------------------------------------------------


     The Knot's content will serve as the Weddings offering on CompuServe. The CompuServe Weddings Department main screen will be created and maintained by the Knot and hosted on CompuServe. At CompuServe's discretion at least six of the static links listed below will be featured at any one time. The Knot enable sponsorships and other placement within the Weddings main screen. The topics and order of the topics below may change, but The Knot's prominence on the page will not. Except as specified, all links from CompuServe will go to co-branded pages on the Knot's generally available web site, which will include CompuServe left hand and top navigation and domain name.



     -- ICP shall create two mutually agreed upon features (e.g., Weddings 202:
     The Knot's Guide to Second Weddings and All Inclusive Weddings: The Knot's Guide for Complete Weddings Escapes) hosted on CompuServe. This content will be original ICP content first appearing on CompuServe and shall not be promoted through any other distribution channel for a period of six (6) months after its first appearance on CompuServe.


     Plan your wedding budget

     --Advice from The Knot

     --Budgeteer widget from The Knot


     Choose the date for your wedding

     --Advice from The Knot


     The Guests

     --Who-to-invite advice from The Knot


     Choose a church

     -- Advice from The Knot

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


     Choose a wedding site

     -- Advice from The Knot


     Choose a reception hall

     -- Advice from The Knot


     Wedding Etiquette

     --Advice from The Knot

     --Weekly update of The Knot's Etiquette Q & A column


     Find a photographer

     --Advice from The Knot


     Find a caterer

     --Advice from The Knot


     Plan the honeymoon

     --Advice from The Knot


     Checklist widget

     --Advice from The Knot

     --Checklist widget from The Knot

     The Knot's Bridal Gown search and Wedding Checklist will be carried on the page.

     In addition to the links specified above, at CompuServe's option and direction, the Knot will create and feature additional content within the CompuServe Weddings Department as specified by CompuServe, including, but not limited to, content featured on the Knot's main site, newly created content specifically relating to women, or content created by the Knot for other AOL brands or third parties. The Knot will also work with CompuServe to create at least 2 major and 4 minor promotions for the CompuServe Weddings Department, including contests, special features and exclusive content as mutually agreed upon by the Parties. The CompuServe Weddings Department main screen will be updated no less than once per week, and the "Weddings 202: CompuServe Guide to Second Weddings" and "All inclusive
     Weddings: a Guide for Complete Weddings Escapes" main screens will be updated at least monthly.

--------------------------------------------------------------------------------
      SECTION 2 -  OTHER REQUIREMENTS
--------------------------------------------------------------------------------

1. Branding requirements: At CompuServe's discretion, The Knot will co-brand each of its pages and host them on the following domain:
     theknot.compuserve.com

2. Required reporting from Partner. The Knot will provide reporting to CompuServe as reasonably determined by CompuServe

3.   Keywords to be granted to Partner: The Knot


NETCENTER PROGRAMMING PLAN:

     Partner provides: Comprehensive wedding-related content, the substantial portion of which does not require registration; provided that access to advice and functionality related to wedding planning may require registration subject to the terms of this Agreement.


                                       19
CONFIDENTIAL

--------------------------------------------------------------------------------
     SECTION 1 - GENERAL CONTENT REQUIREMENTS
--------------------------------------------------------------------------------


     The Knot's content will be integrated prominently on the Plan Your Wedding Time Saver, a one-page step-by-step guide to wedding planning that can be done on the Web. The content described below will all be carried on this one page. The topics and order of the topics below may change, but The Knot's prominence on the page will not. All links from netscape.com must go to co-branded pages. (See illustration of co-branded article page below.)

     Plan your wedding budget

      --Advice from The Knot

      --Budgeteer widget from The Knot


      Choose the date for your wedding

      --Advice from The Knot


     The Guests

      --Who-to-invite advice from The Knot


      Choose a wedding site

      -- Advice from The Knot


      Choose a reception hall

      -- Advice from The Knot


      Wedding Etiquette

      --Advice from The Knot

      --Weekly update of The Knot's Etiquette Q & A column


      Find a photographer

      --Advice from The Knot


      Find a caterer

      --Advice from The Knot


      Plan the honeymoon

      --Advice from The Knot

     In addition, The Knot's Bridal Gown search and Wedding Checklist will be carried on the page.


--------------------------------------------------------------------------------
      SECTION 2 -  OTHER REQUIREMENTS
--------------------------------------------------------------------------------

3. Branding requirements: The Knot must co-brand each of its pages and host them on the following domain:


     theknot.netscape.com


     The code for the co-branding guidelines can be found at:


     http://proto.netscape.com:8080/mega/index.html

     ID=partner, password=c0nt3nt


     Implementing the code will require minor changes to the parts of the code that apply specifically to The Knot.


                                       20
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

4. Required reporting from Partner. The Knot must provide the server logs of its Web sites that contain co-branded content. It should send the logs at least weekly to an FTP site for AOL to retrieve. They should be in CERN format and should contain HTTP referrers.

AOL HOMETOWN:

     I. ICP will, in accordance with the programming plan set forth in Section B below, do the following:

          (i) subject to AOL's approval, program two (2) AOL-designated promotional fields of the front page of the Wedding department of AOL Hometown (referred to herein as a "Department Page") consisting of the type of Content described in Section II.2 below and update such promotional fields with new Content on no less than a weekly basis; and

          (ii) design, develop, manage and maintain a community area, located within AOL Hometown (together with the Content contained therein) linked to from each of the promotional fields on the Department Page. Each such community area is referred to herein as a "Community Center" and collectively are referred to as the "Community Centers". ICP will develop and implement each Community Center, consisting of the specific Content described in
               Section II.2 below.

     II.

     II.1 Promotional Text Fields of Department Page(s)

          - ICP will program the top two promotional text fields on the Department page described above.

          - These promotional text fields will be programmed with contextually appropriate content which directly links to the Partner's Community Center or other page registered within AOL Hometown (displaying the AOL Hometown frameset). The promotional text fields will NOT link to a domain other than hometown.aol.com.

          -    Each promotional field will contain the following:

               (1) Graphic: a 50 pixel x 50 pixel square click-able graphic, provided in .GIF format

                    (a) NOTE: If no graphic is provided, a default, clickable wing-ding will appear.

               (2) Text: 60 CHARACTERS TOTAL: Three lines of twenty characters each (spaces included)

               (a) First line of twenty (20) characters is a hyperlinked headline (dispatches to same URL that the graphic does)

               (b) Second two (2) lines of twenty (20) characters each: normal text, not hyperlinkable.

          - These promotional text fields will be refreshed on a weekly basis.

     II.2 Community Center

          - ICP WILL PRODUCE AT LEAST ONE "COMMUNITY CENTER" FOR THE "WEDDINGS" DEPARTMENT OF AOL HOMETOWN CONSISTING OF, AT A MINIMUM, THE FOLLOWING CONTENT (ADDITIONAL CONTENT MAY BE PROVIDED SUBJECT TO AOL'S APPROVAL):

               (1)  strong "Join our community" messaging

               (2)  strong "build a home page now" messaging

               (3) a selection and listing of one or more of the best Member Page(s) (weekly basis)

               (4)  at least five (5) of the following programming items:

                    (a)  Top Ten member page lists

                    (b)  Homesteader contests


                                       21
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


                    (c)  Homesteader (of the week)

                    (d)  Community home page tours

                    (e)  Newsletter

                    (f) Message board links (using AOL tools only, when available)

                    (g)  Chat links (using AOL tools only, when available)

                    (h)  Homepage building recipes (how-to or quick steps)

                    (i) Clip art, animations, etc. to be used by Hometown AOL user in building Member Page(s)

          - The content within the Community Center will be updated on no less than a weekly basis.

         SCHEDULE OF EVENTS

          - ICP will provide AOL with a schedule of events, which will include a description of the content/theme for promotions and events and the start dates of these promotions and events. The schedule of events will cover no less than three months of promotions and be provided prior to the execution of this Agreement.



                                       22
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


                            EXHIBIT B -- DEFINITIONS


DEFINITIONS.  The following definitions shall apply to this Agreement:

ADVERTISING REVENUES. Aggregate amounts collected plus the fair market value of any other compensation received (such as barter advertising) by ICP or ICP's agents, as the case may be, arising from the license or sale of AOL Advertisements, less applicable Advertising Sales Commissions; provided that, in order to ensure that AOL receives fair value in connection with AOL Advertisements, ICP shall be deemed to have received no less than the Advertising Minimum in instances when ICP makes an AOL Advertisement available to a third party at a cost below the Advertising Minimum.

ADVERTISING MINIMUM. (i) [****] entries per month or (ii) such different rate or rates as AOL may establish based upon market conditions and publish during the Term.

ADVERTISING SALES COMMISSION. In the case of an AOL Advertisement, actual amounts paid as commission to third party agencies in connection with sale of the AOL Advertisement.

AFFILIATE. Any agent, distributor or franchisee of AOL, or an entity in which AOL holds at least a nineteen percent (19%) equity interest.

AOL SERVICE. The narrow-band U.S. version of the America Online(R) brand service, specifically excluding (a) AOL.com and any other AOL Interactive Site,
(b) the international versions of an America Online service (e.g., AOL Japan),
(c) the CompuServe(R) brand service and any other CompuServe products or services, (d) Netscape Netcenter(TM) and any other Netscape(R) products or services, (e) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City(TM)," "NetMail(TM)," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (f) any programming or content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL.com. AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) CompuServe.com, Netscape Netcenter, any other CompuServe or Netscape products or services or interactive sites, (d) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL HOMETOWN. AOL's interactive service, marketed under the "AOL Hometown" brand available to users of the AOL Network and the World Wide Web portion of the Internet through which such users may publish and maintain World Wide Web pages, use community tools and engage in other interactive activities, specifically excluding (a) the AOL Service and AOL.com, (b) any international versions of such service and such site, (c) the CompuServe(R) brand service, Netscape Netcenter, "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas, such as, without limitation, partner community center pages and Member Pages), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (f) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online Interactive Site which is materially different from AOL's primary interactive service marketed under the "AOL Hometown" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL PROPERTY. Any product, service or property owned, operated, marketed, distributed, or authorized to be distributed by or through AOL or its Affiliates, including, without limitation, the AOL Service, AOL.com, the CompuServe Service, Netscape Netcenter and AOL Hometown.

AOL LOOK AND FEEL. The distinctive and particular elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL MEMBER(S). Authorized users (including any sub-accounts under an authorized master account) of the AOL Network.

AOL NETWORK. (i) The AOL Service, (ii) AOL.com, (iii) the CompuServe Service,
(iv) CompuServe.com, (v) Netscape Netcenter and (vi) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide through which such party elects to offer the ICP Internet Site, ICP Programming and/or Licensed Content (which may include, without limitation, AOL-related Internet sites, "offline" information browsing products, international versions of the AOL brand service, or Compuserve) and (vii) any of the foregoing products and services authorized by AOL or its Affiliates to be distributed through a third party, including on a private label basis (including without limitation AOL's Custom Netcenter product).

CHANGE OF CONTROL. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

COMPUSERVE SERVICE. The standard HTML version of the narrow-band U.S. version of the CompuServe brand service, specifically excluding (a) any international versions of such service (e.g., NiftyServe), (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services or functionality materially different from the Content, distribution, services or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer, (h) any property, feature, product or service which CompuServe or its

---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       23
CONFIDENTIAL
affiliates may acquire subsequent to the Effective Date, (i) the America Online brand service and any independent product or service which may be offered by, through or with the U.S. version of the America Online brand service and (j) the HMI versions of the CompuServe brand service.

COMPUSERVE.com. CompuServe's primary Internet-based Interactive Site marketed under the "CompuServe.com(TM)" brand, specifically excluding (a) the CompuServe Service and AOL Service, (b) any international versions of such site, (c) AOL.com, Netscape Netcenter, any other AOL or Netscape products or services or interactive sites, (d) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL or CompuServe Interactive Site,
(e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. versions of the America Online(R) brand service or CompuServe brand service which was operated, maintained or controlled by the former AOL Studios division,
(g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL or CompuServe Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or CompuServe Interactive Site which is materially different from CompuServe's primary Internet-based Interactive Site marketed under the "CompuServe.com(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

CONTENT. Text, images, video, audio (including, without limitation, music used in time relation with text, images, or video), and other data, products, services, advertisements, promotions, links, URLs, pointers, technology and software.

ICP INTERACTIVE SITE. Any interactive site or area (other than ICP Programming), including any mirrored site or area, which is managed, maintained or owned by ICP or its agents or to which ICP provides and/or licenses information, content or other materials, including, by way of example and without limitation, (i) an ICP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's proposed Active Desktop or interactive television service such as WebTV.

ICP INTERNET SITE. Each of the versions of the Internet site and Content, currently located at URL:http://www.theknot.com and all related URLs, which are customized for distribution through the AOL Network in accordance with this Agreement.

ICP PRESENCE. Any (a) ICP trademark or logo, (b) headline or picture from ICP Content, (c) teaser, icon, or link to the ICP Internet Site or ICP Programming and/or (d) other Content which originates from, describes or promotes ICP or ICP's Content.

ICP PROGRAMMING. Any (a) area within the AOL Network or outside the AOL Network but exclusively available to AOL Members, which area is developed, programmed, and/or managed by ICP, in whole or in part, pursuant to this Agreement and all Content thereon (including, without limitation, message boards, chat and other AOL Member-supplied content areas contained therein) including, without limitation, the Online Area, the ICP Programming Space, any co-branded site or page, the Community Centers, and (b) Content provided to AOL by ICP pursuant to this Agreement for distribution on or through the AOL Network other than on the ICP Internet Site (such as, without limitation, the Content programmed by ICP into the promotional fields of the AOL Hometown Department Pages).

IMPRESSION. User exposure to an ICP Presence, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); (iii) a persistent desktop client; or (iv) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time or "instant" online messages (whether by telephone, computer or other means), including without limitation, greeting cards.

KEYWORD(TM) SEARCH TERMS. The Keyword(TM) online search terms made available on the AOL Service for use by AOL Members, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to ICP (and determined in accordance with the terms of this Agreement).

LICENSED CONTENT. All Content provided by ICP or its agents through the ICP Internet Site and/or the AOL Network in connection with the subject matter of this Agreement, including without limitation all ICP Programming.

LINKED INTERACTIVE SITE. Any site or area outside of the AOL Network which is linked to ICP Programming (through a "pointer" or similar link) subject to approval by AOL in accordance with the terms and conditions of this Agreement.

LINKED ICP INTERACTIVE SITE. Any ICP Interactive Site which is also a Linked Interactive Site.

MEMBER PAGE. Any web page created by an AOL Member through AOL Hometown and using the community tools available therein.

NETSCAPE NETCENTER. Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter(TM)" brand, specifically excluding (a) the AOL Service and the CompuServe Service, (b) AOL.com and CompuServe.com, (c) any international versions of such site, (d) "ICQ," "AOL Netfind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News," "Digital City(TM)," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

NON-PROGRAMMABLE SPACE. The portions of the ICP Programming Space screens that are intended for the placement of AOL navigational elements (e.g., browser frames, navigation bars and buttons), any AOL Look and Feel components and brand-related Content, and any other Content not expressly included within the definition of Programmable Space. AOL retains sole and exclusive control over any Non-Programmable Space.

ONLINE AREA. The specific area within the AOL Network, as described in Exhibit A, which shall be developed, managed or marketed by ICP pursuant to this Agreement, including but not limited to the Licensed Content, message boards, chat and other AOL Member-supplied content areas contained therein (but excluding any Linked Interactive Sites other than sites which are exclusively available to AOL Members).

PRODUCTS. Any product, good or service which ICP (or others acting on its behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Members directly or indirectly through (i) the ICP Internet Site (including through any Interactive Site linked thereto) or ICP Programming (including any Linked Interactive Site), (ii) any other electronic means directed at AOL Members (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number)


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for receiving orders related to specific offers within the ICP Internet Site or
ICP Programming requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

PROGRAMMABLE SPACE. The portions of the ICP Programming Space screens that are intended solely for the placement of dynamic Content directly related to the subject matter of the screen, promotion of registries, or any other advertisements, promotions, sponsorships, links, pointers or similar services or rights, specifically excluding any Non-Programmable Space.

TERM. The period beginning on the Effective Date and ending upon the expiration or earlier termination of this Agreement.

WEDDINGS-ONLY CONTENT PROVIDER. An entity solely in the business of providing weddings-related Content or services.

WEDDINGS-ONLY CONTENT. Wedding-related Content provided by a Weddings-Only Content Provider.



                                       25
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

                EXHIBIT C -- STANDARD LEGAL TERMS AND CONDITIONS


I.  AOL NETWORK

CONTENT. ICP represents and warrants that all Content contained within the ICP Internet Site and ICP Programming and all Licensed Content (i) does and will conform to AOL's applicable Terms of Service, the terms of this Agreement and any other standard, written policy of AOL and any applicable AOL Property, (ii) does not and will not infringe on or violate any copyright, trademark, U.S. patent, rights of publicity, moral rights or any other third party right, including without limitation, any music performance or other music related rights, and (iii) does not and will not contain any Content which violates any applicable law or regulation ((i), (ii) and (iii) collectively, the "Rules"). In the event that AOL notifies ICP in writing that any such Content, as reasonably determined by AOL, does not comply or adhere to the Rules, then ICP shall use its best efforts to block access by AOL Members to such Content. In the event that ICP cannot, through its best efforts, block access by AOL Members to such Content in question, then ICP shall provide AOL prompt written notice of such fact. AOL may then, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct ICP to remove any such Content. ICP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

AOL NETWORK DISTRIBUTION. The distribution, placements and/or promotions described in this Agreement or otherwise provided to ICP by AOL shall be used by ICP solely for its own benefit, will link to and promote solely the Licensed Content within the ICP Internet Site or ICP Programming expressly described on Exhibit A and will not be resold, traded, exchanged, bartered, brokered or otherwise offered or transferred to any third party or contain any branding other than ICP's branding. Further, the Content of all such distribution, placements and promotions shall be subject to AOL's policies relating to advertising and promotion, including those relating to AOL's exclusivity commitments and other contractual preferences to third parties.

CHANGES TO AOL PROPERTIES. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Service, AOL Hometown, AOL.com or any other AOL Property, including without limitation, by adding or deleting channels, subchannels and/or screens. If AOL eliminates or modifies an area on an AOL Property in a manner that substantially modifies the nature of the distribution required under this Agreement in a material adverse fashion, AOL will work with ICP in good faith to provide ICP, as its sole remedy, with comparable distribution reasonably satisfactory to ICP.

MEMBER PAGE. AOL will have no obligation with respect to the Content and services available on or through any Member Page including, but not limited to, any duty to review or monitor any such Content and services. AOL expressly disclaims any liability to ICP for the Content and services contained in any Member Page or any expense, claim, demand, costs, loss or damage arising out of any use of the ICP-provided Content available from, without limitation, a Community Center or the ICP Internet Site. ICP agrees to release AOL and its affiliates, including partners, directors, officers, employees and agents from any and all claims, rights and recourses for such loss or damage.

CONTESTS. ICP shall ensure that any contest, sweepstakes or similar promotion conducted or promoted through the ICP Internet Site and/or ICP Programming (a "Contest") complies with all applicable laws and regulations. Upon AOL's request, ICP shall provide AOL with an opinion from ICP's counsel confirming that the Contest complies with all applicable federal, state and local laws and regulations. All contests shall comply with AOL's standard policies regarding contests and ICP shall request updates of such policies prior to conducting or promoting a Contest.

DISCLAIMERS. Upon AOL's request, AOL agrees to include within the ICP Internet and/or ICP Programming a disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Content (including any products and services) is provided solely by ICP and not AOL, and any transactions are solely between ICP and AOL Members using or purchasing such Content and AOL is not responsible for any loss, expense or damage arising out of the Licensed Content or services provided through the ICP Internet Site or ICP Programming (e.g., "In no event shall AOL nor any of its agents, employees, representatives or affiliates be in any respect legally liable to you or any third party in connection with any information or services contained herein and AOL makes no warranty or guaranty as to the accuracy, completeness, correctness, timeliness, or usefulness of any of the information contained herein"). ICP shall not in any manner state or imply that AOL recommends or endorses ICP or its Content.

REWARDS PROGRAMS. [****], ICP shall not offer, provide, implement or otherwise make available in ICP Programming, or on any page of the ICP Internet Site directly linked to from the AOL Network, any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of ICP or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards." In addition, ICP shall promote the AOL Rewards program with equal prominence [****] in any Promotions within ICP Programming or the AOL Network.

NAVIGATION. In cases where an AOL Member performs a search for ICP through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, or any other navigational tools), AOL shall have the right to direct such AOL Member to the ICP Internet Site, or any other ICP Interactive Site determined by AOL in its reasonable discretion.

AOL LOOK AND FEEL. ICP acknowledges and agrees that AOL shall own all right, title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the ICP Internet Site or ICP Programming (the "AOL Frames"). AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames.

OPERATIONS. AOL shall be entitled to require reasonable changes to the ICP Internet Site and ICP Programming to the extent such site will, in AOL's good faith judgment, adversely affect operations of the AOL Network.

CLASSIFIEDS. ICP shall not implement or promote any classifieds listing features through ICP Programming without AOL's prior written approval. Such approval may be conditioned upon, among other things, ICP's conformance with any then-applicable service-wide technical or other standards related to online classifieds.

MESSAGE BOARDS; CHAT ROOMS AND COMPARABLE VEHICLES. Any Content submitted by ICP or its agents within message boards, chat rooms or any comparable vehicles will be subject to the license grant relating to submissions to "public areas" set forth in the AOL Terms of Service. ICP acknowledges that it has no rights or interest in AOL Member submissions to message boards, chat rooms or any other vehicles through which AOL Members may make submissions within the AOL Network. ICP will refrain from editing, deleting or altering, without AOL's prior approval, any opinion expressed or submission made by an AOL Member within ICP Programming except in cases where ICP has a good faith belief that the Content in question violates an applicable law, regulation, third party right or the applicable AOL Property's Terms of Service.

DUTY TO INFORM. ICP shall promptly inform AOL of any information related to the ICP Internet Site, ICP Programming or the Licensed Content which could reasonably lead to a claim, demand or liability of or against AOL and/or its Affiliates by any third party.

RESPONSE TO QUESTIONS/COMMENTS; CUSTOMER SERVICE. ICP shall respond promptly and professionally to questions, comments, complaints and other reasonable requests regarding the ICP Internet Site, ICP Programming or the Licensed Content by AOL Members or on request by AOL, and shall cooperate and assist AOL in promptly answering the same. ICP shall have sole responsibility for customer service (including, without limitation, order processing, billing, shipping, etc.) and AOL shall have no responsibility with respect thereto. ICP shall comply with all applicable requirements of any federal, state or local consumer protection or disclosure law.

STATEMENTS THROUGH AOL NETWORK. ICP shall not make, publish, or otherwise communicate through the AOL Network any deleterious remarks concerning AOL or its Affiliates, directors, officers, employees, or agents (including, without limitation, AOL's business projects, business capabilities, performance of duties and services, or financial position) which remarks are based on the relationship established by this Agreement or information exchanged hereunder. This section is not intended to limit good faith editorial statements made by ICP based upon publicly available information, or information developed by ICP independent of its relationship with AOL and its employees and agents.

---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       26
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PRODUCTION WORK. In the event that ICP requests any AOL production assistance,
ICP shall work with AOL to develop detailed production plans for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify ICP of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. All fees to be paid to AOL for any such production work shall be paid in advance. To the extent ICP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources which AOL allocates to any production work to be performed on behalf of ICP shall be as determined by AOL in its sole discretion.

PUBLISHING TOOLS. AOL shall make available to ICP any proprietary publishing tools of AOL that are generally available to third parties and necessary for ICP to produce and refresh the Online Area during the Term (each a "Tool"). ICP shall be granted a nonexclusive license to use any such Tool, which license shall be subject to: (i) ICP's compliance with all rules and regulations relating to use of the Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, and (iii) ICP's express recognition that AOL provides all Tools on an "as is" basis, without warranties of any kind.

TRAINING AND SUPPORT. AOL shall make available to ICP standard AOL training and support programs necessary to produce any AOL areas hereunder. ICP can select its training and support program from the options then offered by AOL. ICP shall be responsible to pay the fees associated with its chosen training and support package. In addition, ICP will pay travel and lodging costs associated with its participation in any AOL training programs (including AOL's travel and lodging costs when training is conducted at ICP's offices).

ACCOUNTS. ICP shall receive up to [****] accounts on the AOL Service for the exclusive purpose of enabling it and its agents to perform ICP's duties under this Agreement. In the event there is any abuse of any account granted hereunder, AOL reserves the right to terminate such account upon written notification to ICP. ICP will be responsible for the actions taken under or through its accounts, which actions are subject to AOL's applicable Terms of Service. The accounts shall be of the type determined by AOL to be necessary for ICP to perform its duties hereunder and ICP shall be responsible for all charges associated with such accounts, including any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to ICP; provided, however, that ICP shall not be charged for AOL's standard monthly usage fees and standard hourly charges. Upon the termination of this Agreement, all accounts, related screen names and any associated usage credits or similar rights, will automatically terminate unless ICP notifies AOL in writing, upon termination of this Agreement, that it elects to have some or all of the accounts granted hereunder converted to paying general accounts. AOL will have no liability for loss of any data or content related to the proper termination of any account.

LAUNCH DATE. In the event that any terms contained herein relate to or depend on the launch date of the ICP Internet Site or other property contemplated by this Agreement, which launch date is later than the Effective Date, then it is the intention of the Parties to record such launch date in a written instrument signed by both Parties promptly following such launch date; provided that, in the absence of such a written instrument, the launch date shall be as reasonably determined by AOL based on the information available to AOL.

KEYWORDS. Any Keyword Search Terms to be directed to the ICP Internet Site shall be (i) subject to availability for use by ICP and (ii) limited to the combination of the Keyword(TM) search modifier combined with a registered trademark of ICP. AOL reserves the right to revoke at any time ICP's use of any Keyword Search Terms which do not incorporate registered trademarks of ICP. ICP acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest ICP holds in ICP's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, ICP will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

II.   TRADEMARKS

TRADEMARK LICENSE. In designing and implementing any marketing, advertising, or other promotional materials (expressly excluding Press Releases) related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "Promotional Materials") and subject to the other provisions contained herein, ICP shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online(R)" brand service, "AOL(TM)" service/software and AOL's triangle logo and, in connection therewith, ICP shall comply with the AOL styleguide available at keyword: "style guide"; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of ICP (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

RIGHTS. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

QUALITY STANDARDS. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

PROMOTIONAL MATERIALS. Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that after initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference in Promotional Materials to the existence of a business relationship between AOL and ICP, including, without limitation, the availability of the Licensed Content through the AOL Network, or use of screen shots relating to the distribution under this Agreement (so long as the AOL Network is clearly identified as the source of such screen shots) for promotional purposes shall not require the approval of the other Party. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the distribution of the Licensed Content through the AOL Network and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

INFRINGEMENT PROCEEDINGS. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.

III.  REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV.  CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the disclosure of Confidential Information of the other Party, other than to its employees, or to its other agents who must have access to such Confidential Information for such Party to perform its obligations hereunder, who will each

---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       27
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

agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

V.  RELATIONSHIP WITH AOL MEMBERS

SOLICITATION OF SUBSCRIBERS. (a) During the term of this Agreement and for a two year period thereafter, ICP will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Members on behalf of another Interactive Service. More generally, ICP will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL Member to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with ICP or (ii) provided information to ICP through a contest, registration, or other communication, which included clear notice to the AOL Member that the information provided could result in commercial e-mail or other online communications being sent to that AOL Member by ICP or its agents. Any commercial e-mail or other online communications to AOL Members which are otherwise permitted hereunder will (a) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from ICP and
(b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

(b) ICP shall ensure that its collection, use and disclosure of information obtained from AOL Members under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the ICP Internet Site, ICP's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding ICP's collection, use and disclosure of user information). ICP will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Members as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

EMAIL NEWSLETTERS. Any email newsletters sent to AOL Members by ICP or its agents shall (i) be subject to AOL's policies on use of the email functionality, including but not limited to AOL's policy on unsolicited bulk email, (ii) be sent only to AOL Members requesting to receive such newsletters, (iii) not contain Content which violates AOL's Terms of Service, and (iv) not contain any advertisements, marketing or promotion for any other Interactive Service.

AOL MEMBER COMMUNICATIONS. To the extent ICP is otherwise permitted to send communications to AOL Members (in accordance with the other requirements contained herein): in any such communications to AOL Members on or off the ICP Internet Site (including, without limitation, e-mail solicitations), ICP will limit the subject matter of such communications to those categories of products, services and/or content that are specifically contemplated by this Agreement and will not encourage AOL Members to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the ICP Internet Site for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL Member communications, in the event that ICP encourages an AOL Member to purchase products through such communications, ICP shall ensure that (a) the AOL Network is expressly promoted as the primary means through which the AOL Member can access the ICP Internet Site (including without limitation by stating the applicable Keyword Search Term and including direct links to specific offers within the ICP Internet Site) and
(b) any link to the ICP Internet Site will link to a page which indicates to the AOL Member that such user is in a site which is affiliated with the AOL Network.

VI.  TREATMENT OF CLAIMS

LIABILITY. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THIS AGREEMENT, THE USE OF OR INABILITY TO USE THE AOL NETWORK OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION BELOW. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN THE AGGREGATE AMOUNTS PAYABLE HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO SUCH LIABILITY OCCURRED; PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY UNDER THE PROVISIONS OF THIS AGREEMENT.

NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, OR ANY AOL PUBLISHING TOOLS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF AOL NETWORK OR THE ICP INTERNET SITE.

INDEMNITY. Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement. In addition, ICP will defend, indemnify, save and hold harmless AOL and AOL's officers, directors, agents, affiliates, distributors, franchisees and employees from any and all Liabilities arising out of or in any way related to the Licensed Content.

If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party shall give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party shall have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

ACKNOWLEDGMENT. AOL AND ICP EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER


                                       28
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ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII.  ARBITRATION

(a) The Parties shall act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such timeframe, the Dispute shall be submitted to the Management Committee for resolution. For ten (10) days after the Dispute was submitted to the Management Committee, the Management Committee shall have the exclusive right to resolve such Dispute; provided further that the Management Committee shall have the final and exclusive right to resolve Disputes arising from any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten (10) day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the Dispute will be subject to the resolution mechanisms described below. "Management Committee" shall mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable to amicably resolve the dispute as set forth in this paragraph (a) and then, only in compliance with the procedures set forth in this Section.

(b) Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which shall be resolved by the Parties solely and exclusively through amicable resolution as set forth in paragraph (a), any Dispute not resolved by amicable resolution as set forth in paragraph (a) shall be governed exclusively and finally by arbitration. Such arbitration shall be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and shall be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

(c) The arbitration panel shall consist of three arbitrators. Each Party shall name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, shall be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

(d) The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence shall apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

(e) The arbitrators shall have the authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

(f) Each Party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be born equally by the parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

(g) Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section or law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims or to enforce a judgment rendered in an arbitration proceeding.


VIII.  MISCELLANEOUS

AUDITING RIGHTS. Each Party shall maintain complete, clear and accurate records of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL shall have the right, at its expense, to conduct a reasonable and necessary copying and inspection of portions of the Records of ICP that are directly related to amounts payable to AOL pursuant to this Agreement, which right may, at AOL's option, be exercised by directing an independent certified public accounting firm to conduct such inspection. For the sole purpose of ensuring compliance with this Agreement, ICP shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of AOL that are directly related to amounts payable to ICP pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following. Such audits shall not be made more frequently than once every twelve months. No such audit of AOL shall occur during the period beginning on June 1 and ending October 1. In lieu of providing access to its Records as described above, AOL shall be entitled to provide ICP with a report from an independent certified public accounting firm confirming the information to be derived from such Records.

EXCUSE. Neither Party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

INDEPENDENT CONTRACTORS. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

NOTICE. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of ICP, except as otherwise specified herein, the notice address shall be the address for ICP set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for


                                       29
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

notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

NO WAIVER. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

RETURN OF INFORMATION. Upon the expiration or termination of this Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified by the other Party.

SURVIVAL. Sections IV, V, VI, VII and VIII of this Exhibit C, shall survive the completion, expiration, termination or cancellation of this Agreement. In addition, all payment terms of this Agreement and any provision which, by its nature, must survive the completion, expiration, termination or cancellation of this Agreement, shall survive the completion, expiration, termination or cancellation of this Agreement.

ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

AMENDMENT. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

FURTHER ASSURANCES. Each Party shall take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.

ASSIGNMENT. ICP shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL. Assumption of this Agreement by any successor to ICP (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. In the event of (i) any Change of Control of ICP resulting in control of ICP by an Interactive Service or (ii) any Change of Control of AOL, AOL shall have the right to terminate this Agreement upon written notice to ICP. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

SUBCONTRACTORS. To the extent ICP utilizes consultants or subcontractors to perform a material portion of its obligations under this Agreement, such consultants and/or subcontractors shall be subject to AOL's prior written approval and ICP shall provide AOL with direct contact information for the employees of such consultants and/or subcontractors who are responsible for performing such obligations, which employees shall be available during business hours for consultation with AOL.

CONSTRUCTION; SEVERABILITY. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

REMEDIES. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

APPLICABLE LAW; JURISDICTION. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

EXPORT CONTROLS. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

HEADINGS. The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.


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





                                    EXHIBIT D

                  CERTIFICATION OF COMPLIANCE WITH COMMITMENTS
                              REGARDING PROMOTIONS

Pursuant to Section 3.2 of the Anchor Tenant Agreement between ______________ ("ICP") and America Online, Inc. ("AOL"), dated as of _________________, 1999 (the "Agreement"), the following report is delivered to AOL for the period beginning _____________ and ending __________ (the "Period"):

I.       PROMOTIONAL COMMITMENTS

ICP hereby certifies to AOL that ICP completed the following promotional commitments during the Period:

        TYPE OF PROMOTION       DATE(S) OF          DURATION/CIRCULATION OF PROMOTION  RELEVANT CONTRACT
                                PROMOTION                                              SECTION
_______ _______________________ ___________________ __________________________________ ______________________
1.
_______ _______________________ ___________________ __________________________________ ______________________
2.
_______ _______________________ ___________________ __________________________________ ______________________
3.
_______ _______________________ ___________________ __________________________________ ______________________




IN WITNESS WHEREOF, this Certificate has been executed this ___ day of ___________, 199_.

______________________________________

By: __________________________________

Print Name:  _________________________

Title: _______________________________

Date: ________________________________


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


                                    EXHIBIT E

                                   PROMOTIONS



INTERACTIVE SITE. Within each ICP Interactive Site, ICP shall include the following (collectively, the "AOL Promos"): a prominent "Try AOL" feature (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing prominently on the first screen of the ICP Interactive Site through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos. ICP shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, ICP shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to the ICP Interactive Site from an ad server controlled by AOL or its agent, ICP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement, including, without limitation, inserting HTML code designated by AOL on the pages of the ICP Interactive Site on which the AOL Promos will appear. In addition, within each ICP Interactive Site, ICP shall provide prominent promotion for the keywords associated with the Online Area and the ICP Internet Site and links from the ICP Interactive Site to the relevant topic areas on AOL's AOL.com site, and to the extent ICP offers or promotes any products or services similar to AOL's Instant Messenger or Internet search products, ICP shall provide equal or greater promotions for such AOL products.

OTHER MEDIA. In ICP's television, radio, print and "out of home" (e.g., buses and billboards, point of purchase and other "place-based" promotions) advertisements and in any publications, programs, features or other forms of media over which ICP exercises at least partial editorial control, ICP will include specific references or mentions (orally where possible) of the availability of the ICP Internet Site through the America Online(R) brand service. In any event, such references or mentions shall be at least as prominent as any references that ICP makes to any ICP Interactive Site (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, ICP's listing of the "URL" for any ICP Interactive Site will be accompanied by an equally prominent listing of the "keyword" term on AOL for the Online Area and ICP Internet Site and the AOL keyword "Weddings", which listings shall conform to the keyword guidelines attached hereto as Exhibit J. All such references or mentions of AOL, and the use of AOL's trademarks, trade names and service marks in connection therewith, shall be in accordance with Section II of Exhibit C.


PREFERRED ACCESS PROVIDER. In ICP's promotion of AOL, AOL shall be generally positioned as the preferred access provider through which a user can access the ICP Internet Site (and ICP shall not implement or authorize any other promotions on behalf of any third parties which are inconsistent with the foregoing). AOL shall be the only Interactive Service promoted or advertised by ICP in any offline medium. In addition, ICP shall promote AOL Hometown as prominently as it promotes its own homesteading product, including, without limitation, by including a link from the Online Area to the main page of the Weddings department in AOL Hometown and links from the ICP Internet Site to mutually agreed upon areas within AOL Hometown.



DCI PROMOTIONS. Provided AOL is providing the carriage on the "Wedding Guide" area of the Digital City Content area of the AOL Service as described on subpart
(c) of section A of Exhibit A-1, ICP shall provide AOL with permanent placement in the pull-down menu of the Online Area to promote AOL's Digital City service and rotational placements within the ICP Internet Site (collectively, the "DCI Promotions").


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                                    EXHIBIT F

                               OPERATING STANDARDS


1. ICP Internet Site Infrastructure. ICP will be responsible for all communications, hosting and connectivity costs and expenses associated with the ICP Internet Site. ICP will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the ICP Internet Site from the AOL Network. ICP will design and implement the network between the AOL Service and ICP Internet Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the ICP Internet Site from the AOL Network and (ii) no single line under ICP's reasonable control will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, ICP will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the ICP Internet Site. In the event that ICP elects to create a custom version of the ICP Internet Site in order to comply with the terms of this Agreement, ICP will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2. Optimization; Speed. ICP will use commercially reasonable efforts to ensure that: (a) the functionality and features within the ICP Internet Site are optimized for the client software then in use by AOL Members; and (b) the ICP Internet Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, ICP will ensure that the ICP Internet Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, ICP will permit AOL to conduct performance and load testing of the ICP Internet Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. Technical Problems. ICP agrees to use commercially reasonable efforts to address material technical problems (over which ICP exercises control) affecting use by AOL Members of the ICP Internet Site (an "ICP Technical Problem") promptly following notice thereof. In the event that ICP is unable to promptly resolve an ICP Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to ICP hereunder until such time as ICP corrects the ICP Technical Problem at issue.

4. Monitoring. ICP will ensure that the performance and availability of the ICP Internet Site is monitored on a continuous (24 X 7) basis. ICP will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for ICP's principal business and technical representatives, for use in cases when issues or problems arise with respect to the ICP Internet Site.

5. Security. ICP will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the ICP Internet Site. ICP will facilitate periodic reviews of the ICP Internet Site by AOL in order to evaluate the security risks of such site. ICP will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

6.  Technical Performance.

    i. ICP will design the ICP Internet Site to support the AOL-Client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh), the Netscape Browser 4.XX and make commercially reasonable efforts to support all other AOL browsers listed at:
        "http://webmaster.info.aol.com."

    ii. To the extent ICP creates customized pages on the ICP Internet Site for AOL Members, ICP develop and employ a methodology to detect AOL Members (e.g., examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: http://webmaster. info.aol.com" and referenced under the heading "Browser Detection."

    iii.ICP will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

    iv. ICP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. ICP is responsible for the manipulation of these parameters in web based objects so as allow them to be cached or not cached as outlined in RFC 1945.

    v. Prior to releasing material, new functionality or features through the ICP Internet Site ("New Functionality"), ICP will use commercially reasonable efforts to either (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the ICP Internet Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

7. AOL Internet Services Partner Support. AOL will provide ICP with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of ICP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any ICP area other than the ICP Internet Site. Support to be provided by AOL is contingent on ICP providing to AOL demo account information (where applicable), a detailed description of the ICP Internet Site's software, hardware and network architecture and access to the ICP Internet Site for purposes of such performance and the coordination load testing as AOL elects to conduct.

8. ICP Programming. The terms and conditions of this Exhibit applicable to the ICP Internet Site shall apply equally to any ICP Programming that is (a) programmed in HTML or (b) web-based.


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


                                    EXHIBIT G

                               ADDITIONAL KEYWORDS



        888WEDKNOT
        BIGDAY-BEAUTY
        BRIDEZILLA
        DIAMONDGUY
        GREATESCAPE
        HONEYMOONMAGAZINE
        KNOT
        KNOTMARCY
        KNOTREG
        KNOTREGISTRY
        MYKNOT
        OURKNOT
        THEKNOT
        THEKNOTGOWNGUIDE
        THEKNOTGOWNSEARCH
        THEKNOTREGISTRY
        THEKNOTTRAVELAUCTION
        TIE THE KNOT
        WEDDINGPHOTOGRAPHERS




                                       34
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


                                    EXHIBIT H

                                 ICP COMPETITORS






















                                     [****]










---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       35
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


                                     [****]







---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                       36
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

                                    EXHIBIT I

                                    PRODUCTS















                                     [****]














---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
                                       37
CONFIDENTIAL

---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                       38
CONFIDENTIAL

                                    EXHIBIT J

                               KEYWORD GUIDELINES



PRINT/GRAPHIC

-       Preferred listing: (AOL Logo appears) America Online Keyword: Knot
                           America Online Keyword: Knot

- If necessary, due to space constraints, listing may (pending approval) appear as follows:

AOL KEYWORD: KNOT

-       Every effort should be made to have 'America Online' spelled out

-       Capitalization - listing should appear in initial caps only

        Note: When America Online is abbreviated to AOL - AOL must appear in all caps.

                K       of Keyword must always be capitalized

-        Font, Font style and Size must all be consistent

- Listing size must be of equal prominence to that of any/all other URLs featured

BROADCAST/RADIO

- America Online Keyword must announced entirely (even if an accompanying graphic is set with AOL versus America Online)

        Example voiceover would read:

        "For more information, please visit America Online Keyword: Knot"



AOL must approve all other uses prior to usage.


                                       39
CONFIDENTIAL

                                   EXHIBIT K

                                                                   CONFIDENTIAL

                                WARRANT AGREEMENT

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.


                               WARRANT TO PURCHASE
                         366,667 SHARES OF COMMON STOCK
                                       OF
                                 THE KNOT, INC.
                             A DELAWARE CORPORATION

                                     ISSUED
                                  JULY 23, 1999

         THIS CERTIFIES THAT, for value received, America Online, Inc. (as the context requires, "AOL" or the "WARRANTHOLDER") is entitled to purchase, on the terms hereof, 366,667 shares (subject to adjustment as set forth herein, "WARRANT STOCK"), of common stock, par value $.01 per share ("COMMON STOCK"), of The Knot, Inc., a Delaware corporation (the "COMPANY"), at a purchase price and upon the terms and conditions as set forth herein. The Company hereby represents and warrants to Warrantholder that as of the date hereof, (i) the capitalization of the Company is as set forth in the capitalization table attached hereto as Schedule A, and (ii) the Warrant Stock constitutes two and one-half percent (2.5%) of the number of shares of voting capital stock of the Company outstanding as of the date hereof, after giving effect to the exercise, exchange or conversion of all outstanding securities, rights, options, warrants (including this Warrant), calls, commitments or agreements of any nature or character (whether debt or equity) that are, directly or indirectly, exercisable or exchangeable for, or convertible into or otherwise represent the right to purchase or otherwise receive, directly or indirectly, any such capital stock or other arrangement to acquire at any time or under any circumstance, voting capital stock of the Company or any such other securities and assuming that all stock options and/or shares of capital stock reserved for grant or issuance to officers, directors, employees and consultants under all agreements, plans or arrangements theretofore approved by the Board of Directors of the Company have been so granted or issued (as the case may be).

1.       EXERCISE OF WARRANT.

         The terms and conditions upon which this Warrant may be exercised and the shares of Common Stock covered hereby that may be purchased, are as follows:

                                                                  CONFIDENTIAL

         1.1.     Exercise.

                  (a) This Warrant is being issued pursuant to an Amended and Restated Anchor Tenant Agreement, dated as of the date hereof (as same may be amended, the "Agreement"), between the Company and AOL. All terms used but not defined herein shall have the meanings set forth in the Agreement. This Warrant may be exercised, in whole or in part, from and after the date of issuance hereof until the Termination Date (the "Exercise Period").

                  (b) Notwithstanding the foregoing, this Warrant may not be exercised under any circumstances after 5:00 p.m., Dulles, Virginia time on the eighth (8th) anniversary hereof (the "TERMINATION DATE"), after which time this Warrant shall terminate and shall be void and of no further force of effect.

          1.2. Exercise Price. The purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be Seven and 20/100 Dollars ($7.20) per share (subject to adjustment as set forth herein, the "EXERCISE
 PRICE").

         1.3. Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of this Warrant, together with a duly executed copy of the form of Election to Purchase attached hereto, to the Company at its principal office and (b) the delivery of the Exercise Price multiplied by the number of shares for which the purchase rights hereunder are being exercised, payable (x) by certified check, corporate check of America Online, Inc., or wire transfer of immediately available funds payable to the Company's order or (y) on a net basis, such that, without the exchange of any funds, the Warrantholder receives that number of shares otherwise issuable (or other consideration payable) upon exercise of this Warrant less that number of shares of Warrant Stock having an aggregate fair market value (as defined below) at the time of exercise (i.e., the date a duly executed Election to Purchase is delivered to the Company) equal to the aggregate Exercise Price that would otherwise have been paid by the Warrantholder for the shares of the Warrant Stock issuable. In connection with such exercise the holder shall, if requested by the Company, include confirmation of the accuracy of the representations set forth in Section 12 and otherwise as reasonably requested by the Company to evidence compliance with any applicable securities laws as of the date of exercise. For purposes of the foregoing, "FAIR MARKET VALUE" of the Warrant Stock on any date shall be the average of the Quoted Prices of the Common Stock of the Company for 20 consecutive trading days ending the trading day prior to such date (if, during such 20-day period, there is a day in which no trades are reported, such date shall be discarded and the 20-day period extended). The "QUOTED PRICE" of the Common Stock as reported by Nasdaq or, if the principal trading market for the Common Stock is then a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of such quotation or listing, such determination as to the "Quoted Price" shall be made in good faith by the Board of Directors of the Company after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

         1.4. Issuance of Shares. In the event that the purchase rights evidenced by this Warrant are exercised in whole or in part in accordance with the terms of this Warrant, a certificate or certificates for the purchased shares shall be issued to the Warrantholder as soon as practicable. The Warrant Stock shall be stamped or imprinted with a legend in substantially the following form:

                                                                  CONFIDENTIAL

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

         In the event the purchase rights evidenced by this Warrant are exercised in part, the Company will also issue to the Warrantholder a new warrant within a reasonable time representing the unexercised purchase rights.

         1.5 Exercise of Warrants on Termination Date. If as of the Termination Date the Warrants are in the money based on the cash or other property to be received, such exercise shall take place automatically with respect to all then outstanding and exercisable (but not exercised) Warrants (the "TERMINATION DATE EXERCISE"), on a net exercise basis, immediately prior to the Termination Date; provided, however, that the Company may condition such exercise on the delivery by the Warrantholder of a duly completed Election to Purchase and the reasonable satisfaction of the Company that all applicable securities laws have been complied with, which the Company shall give notice to the Warrantholder of within ten (10) days prior to the Termination Date. No such Termination Date Exercise shall take place if such issuance would not comply with applicable securities laws, whereupon the Termination Date shall occur as scheduled.

2.       CERTAIN ADJUSTMENTS.

         2.1 Weighted Average Anti-Dilution. The Exercise Price shall be subject to adjustment from time to time as follows:

                  (a) If the Company shall at any time or from time to time during the Exercise Period, issue any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), other than Excluded Securities (as defined in Section 2.1(c)) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of Common Stock, the Exercise Price in effect immediately prior to such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing: (x) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 2.1(b)(iv)) immediately prior to such issuance multiplied by the Exercise Price in effect immediately prior to such issuance, plus (2) the consideration received by the Company upon such issuance, by (y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 2.1(b)(iv)) immediately after the issuance of such Common Stock. All calculations under this Section 2 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

                  (b) For the purposes of any adjustment of the Exercise Price pursuant to Section 2.1(a), the following provisions shall be applicable:

                           (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any

                                                                  CONFIDENTIAL

         discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                           (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment.

                           (iii) In the case of the issuance of Common Stock without consideration, the consideration shall be deemed to be $0.01 per share.

                           (iv) In the case of the issuance of (x) options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:

                                    (A) the aggregate maximum number of shares
                           of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (i), (ii) and
                           (iii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                    (B) the aggregate maximum number of shares
                           of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (i), (ii) and (iii) above);

                                    (C) on any change in the number of shares or
                           exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Exercise Price shall forthwith be readjusted to such Exercise Price as would have resulted had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change (or options or rights related to such securities not converted prior to such change) been made upon the basis of such change; provided, however, that such readjustment shall not result in a Exercise Price that is greater than the original Exercise Price; and

                                                                  CONFIDENTIAL

                                    (D) on the expiration of all such options or
                           rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable securities in each case having been issued by the Company for the same consideration (as determined pursuant to subdivision (i), (ii) and (iii) above), the applicable Exercise Price shall forthwith be readjusted to such Exercise Price as would have resulted had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities not been made; provided, however, that such readjustment shall not result in a Exercise Price that is greater that the original Exercise Price.

                  (c) For purposes of Section 2(a), the term "Excluded Securities" shall mean (i) up to 2,000,000 shares of Common Stock (subject to equitable adjustment for stock splits, dividends, combinations and like occurrences) issued to officers, employees, directors or consultants of Company, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Company, or options to purchase or rights to subscribe for such Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities pursuant to such agreement, plan or arrangement; (ii) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock; (iii) shares of Common Stock (subject to equitable adjustment for stock splits, dividends, combinations and like occurrences) reserved for issuance upon the conversion of presently issued and outstanding securities which by their terms are convertible into or exchangeable for such Common Stock; or (iv) securities issued pursuant to the acquisition of another corporation or other entity by the Company by merger or purchase of stock or purchase of all or substantially all of such other corporation's or other entity's assets whereby the Company owns not less than a majority of the voting power of such other corporation or other entity following such acquisition or purchase.

         2.2 Stock Dividends. If at any time while this Warrant remains outstanding and unexpired, the Company pays a dividend or makes a distribution with respect to the Common Stock payable in shares of Common Stock, then the Exercise Price shall be adjusted, as of the record date of stockholders established for such purpose (or if no such record is taken, as at the date of such payment or distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. The provisions of this Section 2.1 shall not apply under any of the circumstances for which an adjustment is provided under Sections 2.3, 2.4 or 2.5.

         2.3 Mergers, Consolidations or Sale of Assets. If at any time while this Warrant remains outstanding and unexpired, there shall be a capital reorganization of the shares of the Company's capital stock (other than a combination, reclassification, exchange or subdivision otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation (collectively, a "CORPORATE TRANSACTION"), then lawful provision shall be

                                                                  CONFIDENTIAL

made so that such successor corporation or entity shall assume this Warrant such that the Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such Corporate Transaction to which a holder of the securities deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Corporate Transaction if this Warrant had been exercised immediately prior to such Corporate Transaction. Appropriate adjustment (as determined in good faith by the Company's Board of Directors after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the Corporate Transaction to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares of Common Stock issuable under this Warrant) shall be applicable after the Corporate Transaction, as near as reasonably may be, in relation to any shares or other property deliverable after the Corporate Transaction upon exercise of this Warrant. The provisions of this Section 2.3 shall similarly apply to successive reorganizations, consolidations or mergers.

         2.4 Reclassification. If the Company at any time shall, by subdivision, combination or reclassification or securities or otherwise, change any of the securities issuable under this Warrant into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities issuable under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

         2.5 Subdivision or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then the Exercise Price shall be proportionately increased in the case of a combination of such shares, or shall be proportionately decreased in the case of a subdivision of such shares, and the number of shares of Common Stock issuable upon exercise of the Warrant shall thereafter be adjusted to equal the product obtained by multiplying the number of shares of Common Stock issuable under this Warrant immediately prior to such Exercise Price adjustment by a fraction (A) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (B) the denominator of which shall be the Exercise Price immediately after such adjustment.

         2.6 Liquidating Dividends, Etc. If the Company at any time while the Warrant remains outstanding and unexpired makes a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Sections 2.2 through 2.6), the holder of this Warrant shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

                                                                  CONFIDENTIAL

         2.7 ADJUSTMENT OF WARRANT STOCK. Upon each adjustment of the Exercise Price as provided in Section 2, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock equal to the product of (i) the number of shares of Warrant Stock existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Exercise Price existing prior to such adjustment by (B) the new Exercise Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

         2.8 Notice of Adjustments. Whenever any of the Exercise Price or the number of securities purchasable under the terms of this Warrant at that Exercise Price shall be adjusted pursuant to Section 2 hereof, the Company shall promptly notify the Warrantholder in writing of such adjustment, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares of Common Stock or other securities issuable at that Exercise Price after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the registered Warrantholder. In the event of:


                  (a) The taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right for which no adjustment is required by the operation of this Section 2,

                  (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company for which no adjustment is required by the operation of this Section 2, or

                  (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company will mail (by first class and postage prepaid) to the Warrantholder, at its last address at least ten (10) days prior to the earliest date specified therein as described below, a notice specifying:

                           (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                           (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

         Failure to give any notice required under this Section 2.8, or any defect in such notice, shall not affect the legality or validity of the underlying corporate action taken or transaction entered into by the Company.

                                                                  CONFIDENTIAL

3.       FRACTIONAL SHARES.

         No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined under Section 1.3.

4.       RESERVATION OF COMMON STOCK.

         The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to effect the exercise of the entire Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.       PRIVILEGE OF STOCK OWNERSHIP.

         Other than as set forth herein, prior to the exercise of this Warrant and the issuance to the Warrantholder of certificates representing the resulting shares of Common Stock, and except as otherwise provided herein, the Warrantholder shall not be entitled, by virtue of holding this Warrant, to any rights of a Stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions or be notified of Stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as required by law.

6.       LIMITATION OF LIABILITY.

         No provision hereof, in the absence of affirmative action by the holder hereof to purchase the securities issuable under this Warrant, and no mere enumeration herein of the rights of privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a Stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.       TRANSFERS AND EXCHANGES.

        This Warrant may be transferred or assigned in whole or in part at any time or from time to time, provided such transfer complies with (i) all applicable federal and state securities laws, (ii) the requirements of any legend on this Warrant, and (iii) any corresponding lock-up period agreed to by AOL with underwriters to the Company with respect to an IPO, for a period not to exceed 180 days (or such lesser period as may be requested by the underwriters in the offering), provided that all officers and directors of the Company agree to enter into lock-up agreements no less restrictive than the terms outlined above.

8.       PAYMENT OF TAXES.

         The Company shall pay all stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the securities issuable under this Warrant. The Company shall not be required, however,

                                                                  CONFIDENTIAL

to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of the securities issuable under this Warrant in any name other than that of the Warrantholder, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

9.       NO IMPAIRMENT OF RIGHTS.

         The Company hereby agrees that it will not, through the amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

10.      SUCCESSORS AND ASSIGNS.

         The terms and provisions of this Warrant shall be binding upon the Company and the Warrantholder and their respective successors and assigns.

11.      LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

12.      SECURITIES LAW MATTERS.

         Warrantholder represents to the Company as follows:

                  (a) the Warrants and Common Stock to be acquired by Warrantholder pursuant hereto will be acquired for its own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933 (the "SECURITIES ACT") or any applicable state securities laws, and such securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                  (b) the Warrantholder understands that (a) the Warrants and Common Stock issuable on exercise have not been registered under the Securities Act, nor qualified under the securities laws of any other jurisdiction, (b) such securities cannot be resold unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless the Company determines that exemptions from such registration and qualification requirements are available, and (c) this Warrant does not grant the Warrantholder any right to require such registration or qualification;

                  (c) Warrantholder is familiar with the term "accredited investor" as defined in Rule 501 under the Securities Act and investor is an "accredited investor" within the meaning of such term in Rule 501 under the Securities Act;

                                                                  CONFIDENTIAL

                  (d) Warrantholder is sophisticated in financial matters and the market for Internet companies and is able to evaluate the risks and benefits of the investment in the Warrants and Common Stock issuable on exercise;

                  (e) Warrantholder is able to bear the economic risk of its investment in the Warrants and the Common Stock issuable on exercise for an indefinite period of time; and

                  (f) Warrantholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of securities and has had full access to such other information concerning the Company as investor has requested.

13. SATURDAYS, SUNDAYS, HOLIDAYS.

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

14. GOVERNING LAW.

         This Warrant shall be construed, interpreted, and the rights of the Company and the Warrantholder determined in accordance with the internal laws of the State of Delaware, without regard to the conflict of laws provision thereof.

15. BENEFITS OF THIS WARRANT.

         Nothing in this Warrant shall be construed to give any person other than the Company and the registered Warrantholder any legal or equitable right, remedy or claim.

16. COUNTERPARTS.

         This Warrant may be exercised in counterpart with each constitution; an original and together constituting but one and the same Warrant.

                            (signature page follows)

                                                                  CONFIDENTIAL

         IT WITNESS WHEREOF, The Knot, Inc. has caused this Warrant to be duly executed and delivered to the Warrantholder identified below on the date first set forth above.

                                          THE KNOT, INC.


                                          By:


Dated:  July ___, 1999





Acknowledged and Accepted:

America Online, Inc.





By:____________________________
   Name:
   Title:

Address for Notice:
22000 AOL Way
Dulles, VA  20166
Attention:  General Counsel

                                                                  CONFIDENTIAL

                              ELECTION TO PURCHASE






The Knot, Inc.
_____________________
_____________________

Ladies and Gentlemen:

         The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated July ___, 1999 held by the undersigned, _________ shares of the Common Stock of The Knot, Inc., a Delaware corporation.

         Payment of the per share purchase price required under such Warrant [accompanies this Election to Purchase.][shall be made pursuant to the net exercise provision contained in Section 1.3 of the Warrant.]

         The undersigned hereby confirms the representations made in Section 12 of the Warrant are true and correct as of the date of this Election to Purchase.

Dated: ___________________, 200_
                                               ___________________________
                                               Print Name of Warrantholder


                                               By_________________________

                              Address:         ___________________________

                                               ___________________________